UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-22431

                             RIVERPARK FUNDS TRUST
               (Exact name of registrant as specified in charter)
                                    ________

                        156 West 56th Street, 17th Floor
                               New York, NY 10019
               (Address of principal executive offices) (Zip code)

                                  Morty Schaja
                        156 West 56th Street, 17th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

                                With copies to:
                                Thomas R. Westle
                                 Blank Rome LLP
                              405 Lexington Avenue
                               New York, NY 10174

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-484-2100

                  DATE OF FISCAL YEAR END: SEPTEMBER 30, 2016

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

                RIVERPARK
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--------------------------------------------------------------------------------
                                                              Annual Report
                                                              September 30, 2016
--------------------------------------------------------------------------------


RiverPark Large Growth Fund
Retail Class and Institutional Class Shares

RiverPark/Wedgewood Fund
Retail Class and Institutional Class Shares

RiverPark Short Term High Yield Fund
Retail Class and Institutional Class Shares

RiverPark Long/Short Opportunity Fund
Retail Class and Institutional Class Shares

RiverPark Structural Alpha Fund
Retail Class and Institutional Class Shares

RiverPark Strategic Income Fund
Retail Class and Institutional Class Shares

RiverPark Focused Value Fund
Retail Class and Institutional Class Shares





Investment Adviser:
RiverPark Advisors, LLC

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                RIVERPARK
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--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Management's Discussion of Fund Performance and Analysis
   RiverPark Large Growth Fund ............................................    1
   RiverPark/Wedgewood Fund ...............................................    3
   RiverPark Short Term High Yield Fund ...................................    5
   RiverPark Long/Short Opportunity Fund ..................................    7
   RiverPark Structural Alpha Fund ........................................   10
   RiverPark Strategic Income Fund ........................................   13
   RiverPark Focused Value Fund ...........................................   15
Schedules of Investments
   RiverPark Large Growth Fund ............................................   17
   RiverPark/Wedgewood Fund ...............................................   18
   RiverPark Short Term High Yield Fund ...................................   19
   RiverPark Long/Short Opportunity Fund ..................................   21
   RiverPark Structural Alpha Fund ........................................   24
   RiverPark Strategic Income Fund ........................................   26
   RiverPark Focused Value Fund ...........................................   30
Statements of Assets and Liabilities ......................................   32
Statements of Operations ..................................................   34
Statements of Changes in Net Assets .......................................   36
Financial Highlights ......................................................   40
Notes to Financial Statements .............................................   46
Report of Independent Registered Public Accounting Firm ...................   62
Trustees and Officers of the Trust ........................................   63
Disclosure of Fund Expenses ...............................................   65
Approval of the Investment Advisory and Investment Sub-Advisory Agreements    67
Notice to Shareholders ....................................................   71

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission's website at http://www.sec.gov.



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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                          RIVERPARK LARGE GROWTH FUND

For the fiscal year ended September 30, 2016, the RiverPark Large Growth Fund (the "Fund") gained 10.58% and 10.36% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 13.76% and the S&P 500 Index gained 15.43% .

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 4.94% for the December quarter, lost 0.17% for the March quarter, and 2.75% for the June quarter, and gained 8.55% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Information Technology, Consumer Discretionary, Real Estate, and Energy. The Fund's worst fiscal year-to-date performing sectors were Industrials, Telecommunications Services, Health Care, and Materials. The Fund's best fiscal year-to-date performers were Las Vegas Sands, Equinix, Alphabet, Facebook, and American Tower. The Fund's worst fiscal year-to-date performers were Perrigo, Realogy Holdings, The Blackstone Group LP, American Express, and Alliance Data Systems.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a "value orientation toward growth." RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.








This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.


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                                       1

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Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large
 Growth Fund, Retail Class Shares, versus the Russell 1000 Growth Index and the
                                 S&P 500 Index

----------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                             PERIOD ENDED SEPTEMBER 30, 2016
                             ----------------------------------------------------------------------
                                                  Annualized      Annualized         Annualized
                             One Year Return    3 Year Return   5 Year Return    Inception to Date*
----------------------------------------------------------------------------------------------------
Institutional Class Shares       10.58%              6.11%         14.17%             11.94%
----------------------------------------------------------------------------------------------------
Retail Class Shares              10.36%              5.86%         13.89%             11.67%
----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index        13.76%             11.83%         16.60%             14.34%
----------------------------------------------------------------------------------------------------
S&P 500 Index                    15.43%             11.16%         16.37%             13.67%
----------------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------
            RiverPark Large Growth Fund,      Russell 1000         S&P
                 Retail Class Shares          Growth Index      500 Index
--------------------------------------------------------------------------------
9/30/10              $10,000                    $10,000         $10,000
9/30/11               10,119                     10,378          10,114
9/30/12               13,275                     13,407          13,169
9/30/13               16,347                     15,991          15,716
9/30/14               18,544                     19,053          18,818
9/30/15               17,573                     19,658          18,702
9/30/16               19,394                     22,363          21,588
--------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 31, 2016, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.




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                                       2

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                            RIVERPARK/WEDGEWOOD FUND

For the fiscal year ended September 30, 2016, the RiverPark/Wedgewood Fund (the "Fund") gained 3.88% and 4.13%* on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 13.76% and the S&P 500 Index gained 15.43%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 1.65% for December quarter, gained 1.15% for the March quarter, lost 1.86% for the June quarter, and gained 2.94% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Consumer Discretionary, Information Technology, Consumer Staples, and Energy. The Fund's worst fiscal year-to-date performing sectors were Health Care, Industrials, and Financials. The Fund's best fiscal year-to-date performers were Kraft Heinz, Alphabet, Priceline Group, LKQ, and PayPal Holdings. The Fund's worst fiscal year-to-date performers were Stericycle, Perrigo, Cognizant Technology Solutions, M&T Bank, and Express Scripts Holdings.

The RiverPark/Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%. Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.








This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

*Total one year return for the Retail Class Shares has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, total return would have been 3.63%.


--------------------------------------------------------------------------------
                                       3

                RIVERPARK
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--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the RiverPark/Wedgewood Fund, Retail Class Shares, versus the Russell 1000 Growth
                          Index and the S&P 500 Index

-------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                    PERIOD ENDED SEPTEMBER 30, 2016
                                ------------------------------------------------------------------------
                                                      Annualized      Annualized         Annualized
                                 One Year Return    3 Year Return   5 Year Return    Inception to Date*
-------------------------------------------------------------------------------------------------------
Institutional Class Shares            3.88%             4.86%          12.68%             11.07%
-------------------------------------------------------------------------------------------------------
Retail Class Shares (1)               4.13%             4.79%          12.51%             10.89%
-------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index            13.76%            11.83%          16.60%             14.34%
-------------------------------------------------------------------------------------------------------
S&P 500 Index                        15.43%            11.16%          16.37%             13.67%
-------------------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------
            RiverPark/Wedgewood Fund,       Russell 1000          S&P
               Retail Class Shares          Growth Index       500 Index
--------------------------------------------------------------------------------
9/30/10              $10,000                   $10,000         $10,000
9/30/11               10,312                    10,378          10,114
9/30/12               13,836                    13,407          13,169
9/30/13               16,160                    15,991          15,716
9/30/14               18,569                    19,053          18,818
9/30/15               17,858                    19,658          18,702
9/30/16               18,595                    22,363          21,588
--------------------------------------------------------------------------------


*    Fund commenced operations on September 30, 2010.

(1) Total return has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, total one year return would have been 3.63%.


Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective June 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       4

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--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                      RIVERPARK SHORT TERM HIGH YIELD FUND

For the fiscal year ended September 30, 2016, the RiverPark Short Term High Yield Fund (the "Fund") gained 3.05% and 2.81% on its Institutional Class Shares and Retail Class Shares, respectively, while the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 2.48%, the BofA Merrill Lynch 1-Year U.S. Treasury Index gained 0.54% and the BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials gained 10.85%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 0.27% for December quarter, 0.97% for the March quarter, 0.81% for the June quarter, and 0.96% in the September quarter.

The Fund realized positive contributions from its investments in four of its five categories of investment. The Fund realized a contribution to its performance of 2.17% in the Short Term Maturities Category, 1.03% in Event Driven, 0.56% in Redeemed Debt, 0.16% in Cushion Bonds, and lost 0.08% in Strategic Recap investments.

The Fund continues to strive for an attractive yield while maintaining a weighted average maturity of less than one year. As of September 30, 2016, 73% of the Fund's invested portfolio is expected to mature or be repaid within 90 days, while 90% of the Fund's invested portfolio is expected to mature or be repaid within 12 months. Over 65% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company's ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick's opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company's ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick's view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.







This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 1-Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the BofA Merrill Lynch U.S. High Yield Master II Index and the BofA Merrill Lynch U.S. High Yield, 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).


--------------------------------------------------------------------------------
                                       5

                RIVERPARK
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--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short
  Term High Yield Fund, Retail Class Shares, versus the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the BofA Merrill Lynch 1-Year U.S. Treasury
           Index and the BofA Merrill Lynch 0-3 Year U.S. High Yield Index
                                 Excluding Financials

-------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                            PERIOD ENDED SEPTEMBER 30, 2016
                                                        ----------------------------------------------------------------------
                                                                              Annualized      Annualized        Annualized
                                                         One Year Return    3 Year Return   5 Year Return    Inception to Date*
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares                                     3.05%            2.75%           3.37%             3.35%
-------------------------------------------------------------------------------------------------------------------------------
Retail Class Shares                                            2.81%            2.43%           3.06%             3.06%
-------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index          2.48%            1.80%           2.33%             2.17%
-------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-Year U.S. Treasury Index                  0.54%            0.35%           0.33%             0.36%
-------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 0-3 Year U.S. High Yield Index
  Excluding Financials                                         10.85%           4.55%           6.18%             5.50%
-------------------------------------------------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


------------------------------------------------------------------------------------------------------------------------------------
                                                       BofA Merrill Lynch          BofA Merrill         BofA Merrill Lynch 0-3 Year
          RiverPark Short Term High Yield Fund,          1-3 Year U.S.             Lynch 1-Year            U.S. High Yield Index
                  Retail Class Shares                 Corporate Bond Index      U.S. Treasury Index         Excluding Financials
------------------------------------------------------------------------------------------------------------------------------------
9/30/10                   $10,000                           $10,000                   $10,000                   $10,000
9/30/11                    10,306                            10,141                    10,055                    10,220
9/30/12                    10,809                            10,598                    10,082                    11,293
9/30/13                    11,149                            10,785                    10,113                    12,071
9/30/14                    11,486                            10,981                    10,139                    12,509
9/30/15                    11,655                            11,104                    10,165                    12,444
9/30/16                    11,983                            11,379                    10,220                    13,794
------------------------------------------------------------------------------------------------------------------------------------



*    Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective September 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       6

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                     RIVERPARK LONG/SHORT OPPORTUNITY FUND

For the fiscal year ended September 30, 2016, the RiverPark Long/Short Opportunity Fund (the "Fund") gained 1.98% and 1.79% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Index gained 15.43% and the Morningstar Long/Short Equity Category gained 2.06% . The average gross and net month-end exposures of the Fund for the fiscal year were 160% and 58% (long 109%, short 51%), respectively.

The Fund's long positions contributed approximately 12.1% for the fiscal year, as compared to the performance of the broad stock market as measured by the S&P 500 Index which gained 15.4% .The Fund was negatively affected by its short positions which detracted 8.6% for the fiscal year ended September 30, 2016. We still believe the Fund's shorts are comprised of businesses facing major headwinds going forward and have flawed business models.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 4.36% for December quarter, lost 3.80% for the March quarter, lost 4.54% for the June quarter, and gained 6.41% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Consumer Discretionary, Information Technology, Energy, and Financials. The Fund's worst fiscal year-to-date performing sectors were Telecommunication Services, Health Care, Industrials, and Consumer Staples. The Fund's best fiscal year-to-date performers were Las Vegas Sands, Facebook, Equinix, Alphabet, and American Tower. The Fund's worst fiscal year-to-date performers were Realogy Holdings, Perrigo, NVIDIA, Pacira Pharmaceuticals, and The Blackstone Group.

Derivatives, which were used to marginally leverage the long positions through total return swaps or equity options, contributed approximately 2.0% to the Fund performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund's investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund's investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. We believe the long book is currently comprised of businesses that are attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. We believe the substantial appreciation of the short book, much of it due to valuation expansion along with or exceeding the market's, has created an unusually attractive opportunity to short businesses that we believe are flawed at what we believe are full or excessive values.




This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.


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                                       7

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                     RIVERPARK LONG/SHORT OPPORTUNITY FUND

Supplemental Disclosure (Unaudited):

The following represents a reconciliation of accounting principles generally accepted in the United States of America ("GAAP") to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock and total return swap transactions as of September 30, 2016. The total non-GAAP exposure is calculated by using the common stock plus the notional swap and the delta-adjusted options values divided by the net asset value of the Fund as of September 30, 2016.

Common Stock and Total Return Swaps:

                                      GAAP               NON-GAAP
                                     EXPOSURE            EXPOSURE
                                     --------            --------
Alliance Data Systems
Common Stock                           3.9%                 3.9%
                                     ------               ------
Total Return Swap                        --                 1.4%
                                     ------               ------
                                       3.9%                 5.3%
                                     ------               ------
Alphabet Inc, Class C
Common Stock                           2.5%                 2.5%
                                     ------               ------
Total Return Swap                        --                 0.6%
                                     ------               ------
                                       2.5%                 3.1%
                                     ------               ------
Alphabet Inc, Class A
Common Stock                           2.8%                 2.8%
                                     ------               ------
Total Return Swap                        --                 0.3%
                                     ------               ------
                                       2.8%                 3.1%
                                     ------               ------
American Tower Corp
Common Stock                           3.4%                 3.4%
                                     ------               ------
Total Return Swap                        --                 1.0%
                                     ------               ------
                                       3.4%                 4.4%
                                     ------               ------
Apple Inc
Common Stock                           4.2%                 4.2%
                                     ------               ------
Total Return Swap                        --                 0.9%
                                     ------               ------
                                       4.2%                 5.1%
                                     ------               ------
CME Group Inc
Common Stock                           2.6%                 2.6%
                                     ------               ------
Total Return Swap                        --                 1.4%
                                     ------               ------
                                       2.6%                 4.0%
                                     ------               ------
Dollar Tree Inc
Common Stock                           1.8%                 1.8%
                                     ------               ------
Total Return Swap                        --                 2.4%
                                     ------               ------
                                       1.8%                 4.2%
                                     ------               ------
eBay Inc
Common Stock                           1.5%                 1.5%
                                     ------               ------
Total Return Swap                        --                 1.0%
                                     ------               ------
                                       1.5%                 2.5%
                                     ------               ------
Las Vegas Sands Corp
Common Stock                           3.2%                 3.2%
                                     ------               ------
Total Return Swap                        --                 0.9%
                                     ------               ------
                                       3.2%                 4.1%
                                     ------               ------
MasterCard Inc
Common Stock                           1.0%                 1.0%
                                     ------               ------
Total Return Swap                        --                 2.5%
                                     ------               ------
                                       1.0%                 3.5%
                                     ------               ------


                                      GAAP                NON-GAAP
                                    EXPOSURE              EXPOSURE
                                    --------             ---------
Priceline Group Inc
Common Stock                           4.3%                 4.3%
                                     ------               ------
Total Return Swap                        --                 0.1%
                                     ------               ------
                                       4.3%                 4.4%
                                     ------               ------
Realogy Holdings Corp
Common Stock                           0.3%                 0.3%
                                     ------               ------
Total Return Swap                        --                 2.2%
                                     ------               ------
                                       0.3%                 2.5%
                                     ------               ------
Schlumberger Ltd
Common Stock                           1.2%                 1.2%
                                     ------               ------
Total Return Swap                        --                 1.4%
                                     ------               ------
                                       1.2%                 2.6%
                                     ------               ------
Southwestern Energy Co
Common Stock                           0.4%                  0.4%
                                      ------               ------
Total Return Swap                         --                 1.9%
                                      ------               ------
                                        0.4%                 2.3%
                                      ------               ------
Visa Inc
Common Stock                            2.2%                 2.2%
                                      ------               ------
Total Return Swap                        --                  1.2%
                                      ------               ------
                                        2.2%                 3.4%
                                      ------               ------
Walt Disney Co
Common Stock                            1.1%                 1.1%
                                      ------               ------
Total Return Swap                         --                 1.9%
                                      ------               ------
                                        1.1%                 3.0%
                                      ------               ------
Remaining Underliers
 Common Stock                          58.5%                58.5%
                                      ------               ------
Total Common Stock and
 Total Return Swaps                    94.9%               116.0%
                                      ======               ======

Securities Sold Short, Not Yet Purchased:

                                       GAAP               NON-GAAP
                                     EXPOSURE             EXPOSURE
                                     --------              --------
 Common Stock                         -59.1%               -59.1%
                                      ------               ------
Total Securities Sold Short,
 Not Yet Purchased                    -59.1%               -59.1%
                                      ======               ======



--------------------------------------------------------------------------------
                                       8

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

   Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund, Retail Class Shares, versus the S&P 500 Index and the Morningstar Long/Short Equity Category


--------------------------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                             PERIOD ENDED SEPTEMBER 30, 2016
                                                        -----------------------------------------------------------------------
                                                                              Annualized      Annualized        Annualized
                                                         One Year Return    3 Year Return   5 Year Return*    Inception to Date*
--------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares                                     1.98%            0.62%           6.27%              5.46%
--------------------------------------------------------------------------------------------------------------------------------
Retail Class Shares                                            1.79%            0.43%           6.10%              5.35%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                 15.43%           11.16%          16.37%             13.16%
--------------------------------------------------------------------------------------------------------------------------------
Morningstar Long/Short Equity Category                         2.06%            1.90%           4.53%              3.00%
--------------------------------------------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------------------------------
            RiverPark Long/Short Opportunity Fund,                          Morningstar Long/Short
                    Retail Class Shares                S&P 500 Index           Equity Category
--------------------------------------------------------------------------------------------------------
9/30/09                   $10,000                        $10,000                   $10,000
9/30/10                    10,242                         11,016                    10,160
9/30/11                    10,708                         11,142                     9,859
9/30/12                    14,151                         14,507                    10,655
9/30/13                    14,215                         17,313                    11,647
9/30/14                    14,751                         20,730                    12,389
9/30/15                    14,145                         20,603                    12,055
9/30/16                    14,398                         23,782                    12,303
--------------------------------------------------------------------------------------------------------

* Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       9

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                        RIVERPARK STRUCTURAL ALPHA FUND

For the fiscal year ended September 30, 2016, the RiverPark Structural Alpha Fund (the "Fund") gained 1.89% on its Institutional Class Shares and 1.80% on its Retail Class Shares, while the S&P 500 Index gained 15.43%, the Morningstar Market Neutral Category gained 0.38% and the Morningstar Option Writing Category gained 4.96%.

The Fund derives its performance through the combination of three core portfolio components. Each one of these components is designed to address specific trade-offs between risk and return, and the overall risk and return profile of the Fund is achieved through an optimized combination of all three components. In addition, because the strategy is a net seller of options, it typically generates a net positive cash position. This component is held in a collateral account consisting of cash and high-grade, short-duration fixed income positions. For the fiscal year ended September 30, 2016, the performance of each of these components was as follows:

     1. Long Biased Global Index Options: These are packages of call and put options that both help the Fund establish its long bias while creating zones of enhancement and protection around broad equity index returns. The exposure is typically between 40% and 80%. For this fiscal year, the average exposure was 56.6% and this component returned 6.95%.

     2. Non Directional Global Index Options: The Fund typically shorts a basket of short-dated straddles or strangles in order to take advantage of options that we believe are statistically expensive. This component is market neutral and should perform well in markets that are relatively stable and range-bound. The exposure is typically between 40% and 80%. For this fiscal year, the average exposure was 37.6% and this component returned 0.80%.

     3. Constant Hedge: This component is a market short, using futures and options that are designed to reduce the portfolio's exposure to market declines. The exposure is typically between 20% and 40%. This component exists to help protect against sharp downward moves, and as such its weighting in the portfolio changes based on the weightings of the other two components. For this fiscal year, the average exposure was 28.2% and this component returned -4.15%.

     4. Collateral: The collateral account consisted of cash and Treasury Bills. Given the near-zero returns of cash and cash equivalent securities, the performance of this component was 0.10%.

The Fund's market exposure since inception has had an actual beta, or net market exposure, of 0.28. The Fund does not adjust its exposure to the markets due to changing conditions or a predictive market view. In addition, the Fund does not rely on security selection for either the long or short components of the portfolio.

The RiverPark Structural Alpha Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices by investing using a portfolio of options that we believe will generate exposure structurally to equity markets with less volatility. The Fund takes a systematic approach to investing in equity markets, with a slightly long bias that we believe will achieve a positive effect on performance by compounding a higher percentage of market gains than losses. The Fund is willing to trade-off opportunities for above average gains in exchange for income that will provide a cushion, and therefore some downside protection, during market declines.

The Fund's investment philosophy is based on the belief that options on market indices are generally overpriced, and therefore, an approach that involves predominantly selling these index options will generate structurally superior risk-adjusted returns. The non-linear profile of options makes them an ideal tool to modify market performance in order to achieve the Fund's objectives. Historically, the actual volatility of underlying indices has been, on average, less than the implied volatilities suggested by the prices of index options.



--------------------------------------------------------------------------------
                                       10

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                        RIVERPARK STRUCTURAL ALPHA FUND

We believe that the structural reasons for this persistent spread between implied and realized volatility will continue. By making systematic trade-offs between potential upside participation for the possibility to generate more stable returns, protect against downward moves, and reduce portfolio volatility, we are optimistic that the Fund can achieve its objective of providing long-term capital appreciation while exposing investors to less risk than broad stock market indices.





















This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Market Neutral Category funds attempt to reduce systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. They try to achieve this by matching short positions within each area against long positions. These strategies are often managed as beta-neutral, dollar-neutral, or sector-neutral.

The Morningstar Option Writing Category funds aim to generate a significant portion of their returns from the collection of premiums on options contracts sold. This category includes covered call strategies, put writing strategies, as well as options strategies that target returns primarily from contract premiums. In addition, option writing funds may seek to generate a portion of their returns, either indirectly or directly, from the volatility risk premium associated with options trading strategies.

The Performance attribution is gross of fees.




--------------------------------------------------------------------------------
                                       11

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

   Comparison of Change in the Value of a $10,000 Investment in the RiverPark Structural Alpha Fund, Retail Class Shares, versus the S&P 500 Index, the
Morningstar Market Neutral Category and the Morningstar Option Writing Category


------------------------------------------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                           PERIOD ENDED SEPTEMBER 30, 2016
                                         -----------------------------------------------------------------------
                                                              Annualized       Annualized         Annualized
                                         One Year Return    3 Year Return    5 Year Return*    Inception to Date*
------------------------------------------------------------------------------------------------------------------
Institutional Class Shares                    1.89%             2.58%            5.33%              6.94%
------------------------------------------------------------------------------------------------------------------
Retail Class Shares                           1.80%             2.36%            5.19%              6.86%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                15.43%            11.16%           16.37%              9.88%
------------------------------------------------------------------------------------------------------------------
Morningstar Market Neutral Category           0.38%             0.70%            0.81%              0.13%
------------------------------------------------------------------------------------------------------------------
Morningstar Option Writing Category**         4.96%             3.53%            6.34%              3.82%(1)
------------------------------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

----------------------------------------------------------------------------------------------------------------
            RiverPark Structural Alpha,                        Morningstar Market        Morningstar Option
                Retail Class Shares          S&P 500 Index      Neutral Category         Writing Category**
----------------------------------------------------------------------------------------------------------------
9/26/08              $10,000                   $10,000              $10,000                   $10,000
9/30/08               10,016                     9,616               10,023                    10,000
9/30/09               11,788                     8,952                9,988                     9,531
9/30/10               12,985                     9,861                9,843                     9,935
9/30/11               13,205                     9,974                9,699                     9,926
9/30/12               15,146                    12,987                9,830                    11,366
9/30/13               15,862                    15,498                9,893                    12,166
9/30/14               16,680                    18,557               10,103                    13,110
9/30/15               16,709                    18,443               10,064                    12,860
9/30/16               17,009                    21,289               10,102                    13,498
----------------------------------------------------------------------------------------------------------------

(1) The Morningstar Option Writing Category performance is only available on a monthly basis. The Predecessor Fund incepted on September 26, 2008, thus the category performance from September 26, 2008 through September 30, 2008 is not available. The annualized inception-to-date category performance presented above is from September 30, 2008.

* Fund commenced operations on June 28, 2013. The performance data quoted for periods prior to June 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for one year and greater are annualized. The Predecessor Fund commenced operations on September 26, 2008.

** Effective April 2016, the Fund's Morningstar category was changed to Morningstar Option Writing Category.

For periods after June 28, 2013, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       12

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                        RIVERPARK STRATEGIC INCOME FUND

For the fiscal year ended September 30, 2016, the RiverPark Strategic Income Fund (the "Fund") gained 5.34% and 5.08% on its Institutional Class Shares and Retail Class Shares, respectively, while the Bloomberg Barclays U.S. Aggregate Bond Index gained 5.19% and the Morningstar Multisector Bond Category gained 7.10%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 2.59% for December quarter, and 0.27% for the March quarter, then gained 5.21% for the June quarter, and 3.06% in the September quarter.

The Fund realized positive contributions from its investments in five of its seven categories of investment. The Fund realized a contribution to its performance of 3.42% in its Buy & Hold "Money Good" investments, 1.97% in RiverPark Short Term High Yield Bond Fund Overlap, 0.88% in Off the Beaten Path, 0.53% in Priority Based (Above the Fray), and 0.54% in Other (ABS) category. The Fund had detraction to its performance of 1.12% in Interest Rate Resets (floaters, cushion bonds) and 0.16% in Hedges category of investments.

As of September 30, 2016, the Fund's net assets were weighted by category as follows: 24.40% was held in RiverPark Short Term High Yield Bond Fund Overlap investments, 51.41% in the Buy & Hold "Money Good" category, 6.77% in Off The Beaten Path, 6.04% in Other (ABS), 5.72% in the Priority Based (Above the
Fray), 2.77% in Interest Rate Resets (floaters, cushion bonds), -2.78% in Hedges, with the remaining 5.67% in cash and cash equivalents. Across all categories, 70.4% of the net assets were held in high yield securities and 23.3% was held in investment grade securities. The Fund held 108 positions as of this date, 17 of which were held in the RiverPark Short Term High Yield Bond Fund Overlap category and 91 of which were not.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund's investment objective. The Fund will primarily invest in both investment grade and non-investment grade "Money Good" securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. Therefore, we believe the risk of loss of principal due to permanent impairment is minimal. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:

"Money Good" is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis.

High yield and investment grade classification of securities was based on Bloomberg Composite Ratings comprised of Moody's, Standard & Poors, Fitch & DBRS, Ltd.




This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg Barclays U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.


--------------------------------------------------------------------------------
                                       13

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

   Comparison of Change in the Value of a $10,000 Investment in the RiverPark Strategic Income Fund, Retail Class Shares, versus the Bloomberg Barclays U.S.
       Aggregate Bond Index and the Morningstar Multisector Bond Category



----------------------------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD
                                                               ENDED SEPTEMBER 30, 2016
                                               ------------------------------------------------------
                                                                    Annualized         Annualized
                                               One Year Return    3 Year Return    Inception to Date*
----------------------------------------------------------------------------------------------------
Institutional Class Shares                          5.34%             3.55%             3.55%
----------------------------------------------------------------------------------------------------
Retail Class Shares                                 5.08%             3.27%             3.27%
----------------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index        5.19%             4.03%             4.03%
----------------------------------------------------------------------------------------------------
Morningstar Multisector Bond Category               7.10%             3.63%             3.63%
----------------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------
               RiverPark Strategic Income Fund,        Bloomberg Barclays            Morningstar Multisector
                       Retail Class Shares         U.S. Aggregate Bond Index              Bond Category
------------------------------------------------------------------------------------------------------------------
9/30/13                   $10,000                             $10,000                        $10,000
9/30/14                    10,693                              10,396                         10,586
9/30/15                    10,481                              10,701                         10,390
9/30/16                    11,014                              11,257                         11,127
------------------------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective March 31, 2014, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       14

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                          RIVERPARK FOCUSED VALUE FUND

For the fiscal period ended September 30, 2016, the RiverPark Focused Value Fund (the "Fund") lost 5.83% on the Institutional Class and lost 6.14% Retail Class Shares, while the Russell 1000 Value Index gained 16.20%, the Morningstar Large Value category gained 12.86% and the Morningstar Large Blend category gained 11.76%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 0.54% for December quarter, lost 6.97% for the March quarter, lost 2.67% for the June quarter, and gained 4.57% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Consumer Discretionary, Industrials, Energy, and Real Estate. The Fund's worst fiscal year-to-date performing sectors were Health Care, Materials, Utilities and Financials. The Fund's best fiscal year-to-date performers were Las Vegas Sand, Broadcom, Macquarie Infrastructure, American Tower, and Magellan Midstream Partners. The Fund's worst fiscal year-to-date performers were Valeant Pharmaceuticals International, CF Industries Holdings, Western Digital, Calpine, and Realogy Holdings.

RiverPark Focused Value Fund seeks long-term capital appreciation by investing in large capitalization U.S. equity securities that RiverPark believes are trading at substantial discounts to intrinsic value. The Fund is a high conviction strategy and intends to be concentrated, with generally 20-25 investments. The Fund's investments will generally fall into two categories: high-quality businesses at reasonable prices and businesses impacted by temporary challenges. The Fund seeks to invest in businesses that are durable and predictable, run by shareholder-oriented management teams and where we believe our internally generated projections of future cash flows when combined with conservative valuation metrics can lead to expected returns in excess of 15% annually over a 3-5 year holding period. The Fund's investment approach is bottom-up, fundamental, rigorous, research-intensive value-investing. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.






This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Morningstar Large Value Category measures the performance of large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

The Morningstar Large Blend Category funds invest in a variety of large U.S. stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. The blend style is assigned to funds where neither growth nor value characteristics predominate.


--------------------------------------------------------------------------------
                                       15

                RIVERPARK
[LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

   Comparison of Change in the Value of a $10,000 Investment in the RiverPark Focused Value Fund, Retail Class Shares, versus the Russell 1000 Value Index, the Morningstar Large Value Category and the Morningstar Large Blend Category


--------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS FOR
                                        THE PERIOD ENDED SEPTEMBER 30, 2016
                                       -------------------------------------
                                                              Annualized
                                        One Year Return    Inception to Date*
--------------------------------------------------------------------------------
Institutional Class Shares                  -5.83%            -13.38%
--------------------------------------------------------------------------------
Retail Class Shares                         -6.14%            -13.57%
--------------------------------------------------------------------------------
Russell 1000 Value Index                    16.20%              4.31%
--------------------------------------------------------------------------------
Morningstar Large Value Category            12.86%              3.19%
--------------------------------------------------------------------------------
Morningstar Large Blend Category**          11.76%              3.26%
--------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

---------------------------------------------------------------------------------------------------------------------------
          RiverPark Focused Value Fund,                                       Morningstar Large      Morningstar Large
               Retail Class Shares           Russell 1000 Value Index          Value Category         Blend Category**
---------------------------------------------------------------------------------------------------------------------------
3/31/15              $10,000                        $10,000                        $10,000              $10,000
6/30/15                9,970                         10,011                          9,989                9,992
9/30/15                8,560                          9,170                          9,143                9,239
12/31/15               8,507                          9,687                          9,581                9,744
3/31/16                7,904                          9,846                          9,703                9,773
6/30/16                7,693                         10,297                          9,963                9,950
9/30/16                8,035                         10,656                         10,108               10,326
---------------------------------------------------------------------------------------------------------------------------

*    Fund commenced operations on March 31, 2015.

** Effective August 2015, the Fund's Morningstar category was changed to the Morningstar Large Blend Category.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.



--------------------------------------------------------------------------------
                                       16

                RIVERPARK                            RiverPark Large Growth Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

29.6% Information Technology
26.8% Consumer Discretionary
18.5% Financials
12.5% Real Estate
6.2% Energy
5.4% Health Care
1.0% Materials

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 99.0%**
  Consumer Discretionary -- 26.5%
     Amazon.com*                                       1,936          $  1,621
     CarMax*                                          34,044             1,816
     Chipotle Mexican Grill, Cl A*                     2,886             1,222
     Dollar Tree*                                     33,091             2,612
     Dollarama^                                       15,126             1,181
     Las Vegas Sands                                  43,681             2,514
     NIKE, Cl B                                       15,287               805
     Priceline Group*                                  1,870             2,752
     Starbucks                                        17,992               974
     Walt Disney                                      18,364             1,705
                                                                      --------
                                                                        17,202
                                                                      --------
  Energy -- 6.2%
     EOG Resources                                    12,443             1,203
     Schlumberger                                     19,716             1,551
     Southwestern Energy*                             89,720             1,242
                                                                      --------
                                                                         3,996
                                                                      --------
  Financials -- 18.4%
     Affiliated Managers Group*                        6,493               940
     BlackRock, Cl A                                   2,841             1,030
     Charles Schwab                                   61,724             1,949
     CME Group, Cl A                                  21,514             2,249
     Intercontinental Exchange                         4,857             1,308
     TD Ameritrade Holding                            51,689             1,821
     The Blackstone Group LP (a)                     102,284             2,611
                                                                      --------
                                                                        11,908
                                                                      --------
  Health Care -- 5.3%
     Align Technology*                                 8,688               815
     Illumina*                                         4,074               740
     Intuitive Surgical*                               1,762             1,277
     Perrigo                                           6,726               621
                                                                      --------
                                                                         3,453
                                                                      --------


--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
  Information Technology -- 29.3%
     Adobe Systems*                                   10,815          $  1,174
     Alliance Data Systems*                           12,836             2,754
     Alphabet, Cl A*                                   2,054             1,652
     Alphabet, Cl C*                                   2,127             1,653
     Apple                                            26,219             2,964
     eBay*                                            49,275             1,621
     Facebook, Cl A*                                  20,713             2,657
     Mastercard, Cl A                                 18,459             1,879
     Trimble*                                         27,332               780
     Visa, Cl A                                       22,461             1,857
                                                                      --------
                                                                        18,991
                                                                      --------
  Materials -- 1.0%
     Monsanto                                          6,600               674
                                                                      --------
  Real Estate -- 12.3%
     American Tower REIT, Cl A                        21,621             2,450
     CBRE Group, Cl A*                                61,929             1,733
     Equinix REIT                                      6,065             2,185
     Realogy Holdings                                 62,927             1,627
                                                                      --------
                                                                         7,995
                                                                      --------
Total Common Stock
  (Cost $52,788) (000)                                                  64,219
                                                                      --------
Total Investments -- 99.0%
  (Cost $52,788) (000)                                                $ 64,219
                                                                      ========

As of September 30, 2016, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $64,849 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
^    Traded in Canadian Dollar.
(a) Security considered Master Limited Partnership. At September 30, 2016, this security amounted to $2,611 (000) or 4.0% of Net Assets.

Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       17

                RIVERPARK                               RiverPark/Wedgewood Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

35.0% Information Technology
14.6% Consumer Discretionary
13.1% Consumer Staples
12.6% Financials
10.7% Energy
9.2% Industrials
4.8% Health Care

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 94.4%**
  Consumer Discretionary -- 13.8%
     LKQ*                                          1,311,000       $   46,488
     Priceline Group*                                 64,000           94,175
     Ross Stores                                     600,000           38,580
     TJX                                             443,000           33,128
                                                                   ----------
                                                                      212,371
                                                                   ----------
  Consumer Staples -- 12.4%
     Kraft Heinz                                   1,128,000          100,967
     Mead Johnson Nutrition, Cl A                    536,000           42,350
     TreeHouse Foods*                                546,000           47,606
                                                                   ----------
                                                                      190,923
                                                                   ----------
  Energy -- 10.1%
     Core Laboratories                               592,500           66,556
     Schlumberger                                  1,127,000           88,627
                                                                   ----------
                                                                      155,183
                                                                   ----------
  Financials -- 11.9%
     Berkshire Hathaway, Cl B*                       910,000          131,468
     Charles Schwab                                1,660,200           52,412
                                                                   ----------
                                                                      183,880
                                                                   ----------
  Health Care -- 4.5%
     Express Scripts Holding*                        991,000           69,895
                                                                   ----------
  Industrials -- 8.7%
     Stericycle*                                     845,000           67,718
     Verisk Analytics, Cl A*                         821,000           66,731
                                                                   ----------
                                                                      134,449
                                                                   ----------
  Information Technology -- 33.0%
     Alphabet, Cl A*                                 101,000           81,210
     Apple                                         1,240,000          140,182
     Cognizant Technology Solutions,
      Cl A*                                        1,758,000           83,874
     PayPal Holdings*                              1,340,000           54,900
     QUALCOMM                                        977,000           66,925


--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
     Visa, Cl A                                      999,000       $   82,617
                                                                   ----------
                                                                      509,708
                                                                   ----------
Total Common Stock
  (Cost $1,184,407) (000)                                           1,456,409
                                                                   ----------
Total Investments -- 94.4%
  (Cost $1,184,407) (000)                                          $1,456,409
                                                                   ==========

As of September 30, 2016, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $1,542,799 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl -- Class



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       18

                RIVERPARK                   RiverPark Short Term High Yield Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

82.4% Corporate Obligations
17.5% Bank Loan Obligations
0.1% Preferred Stock

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
                                             Face Amount
Description                                     (000)              Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Corporate Obligations -- 80.1%
  Consumer Discretionary -- 29.4%
     Accuride
        9.500%, 08/01/18                     $   7,717              $   7,756
     Bon-Ton Department Stores
        10.625%, 07/15/17                        3,000                  3,017
     Cablevision Systems
        8.625%, 09/15/17                         5,544                  5,814
     Century Intermediate Holding 2
        9.750%, 02/15/19 (a)                     2,831                  2,891
     Choctaw Resort Development
      Enterprise
        7.250%, 11/15/19 (a)                    27,367                 27,367
     Elizabeth Arden
        7.375%, 03/15/21                        12,038                 12,474
     Entercom Radio
        10.500%, 12/01/19                       17,222                 17,954
     Gray Television
        7.500%, 10/01/20                        20,540                 21,332
     HD Supply
        7.500%, 07/15/20                        25,582                 26,601
     Jo-Ann Stores
        8.125%, 03/15/19 (a)                    10,087                 10,112
     K Hovnanian Enterprises
        8.625%, 01/15/17                         1,700                  1,744
     Landry's
        9.375%, 05/01/20 (a)                    33,617                 35,302
     Landry's Holdings II
        10.250%, 01/01/18 (a)                   20,866                 21,361
     NPC International
        10.500%, 01/15/20                        7,427                  7,798
     Radio Systems
        8.375%, 11/01/19 (a)                     1,220                  1,274
     Schaeffler Finance BV
        4.750%, 05/15/21 (a)                    14,626                 15,182
     Schaeffler Holding Finance BV
        6.875%, 08/15/18 (a)                    18,637                 19,012
     Sirius XM Radio
        5.875%, 10/01/20 (a)                     1,640                  1,688
     Starz
        5.000%, 09/15/19                        20,079                 20,376
                                                                  -----------
                                                                      259,055
                                                                  -----------

--------------------------------------------------------------------------------
                                             Face Amount
Description                                     (000)              Value (000)
--------------------------------------------------------------------------------
  Consumer Staples -- 0.8%
     HRG Group
        7.875%, 07/15/19                      $  6,931            $     7,312
                                                                  -----------
  Energy -- 6.2%
     Hess
        1.300%, 06/15/17                         2,357                  2,357
     Hiland Partners Holdings
        7.250%, 10/01/20 (a)                       660                    684
     Sabine Pass LNG
        7.500%, 11/30/16                        19,605                 19,771
        7.500%, 11/30/16 (a)                    13,960                 14,079
     Targa Resources Partners
        5.000%, 01/15/18                        17,077                 17,718
                                                                  -----------
                                                                       54,609
                                                                  -----------
  Financials -- 4.7%
     Crescent Resources
        10.250%, 08/15/17 (a)                   11,424                 11,509
     Homefed
        6.500%, 06/30/18 (a)                    29,960                 30,110
                                                                  -----------
                                                                       41,619
                                                                  -----------
  Industrials -- 17.6%
     Albea Beauty Holdings
        8.375%, 11/01/19 (a)                    13,991                 14,638
     Casella Waste Systems
        7.750%, 02/15/19                        29,412                 30,019
     Cleaver-Brooks
        8.750%, 12/15/19 (a)                     6,893                  7,255
     Icahn Enterprises
        3.500%, 03/15/17                        30,005                 30,116
     International Wire Group Holdings
        8.500%, 10/15/17 (a)                    29,367                 29,415
     Jac Holding
        11.500%, 10/01/19 (a)                    4,857                  5,153
     Reynolds Group Issuer
        7.125%, 04/15/19                        24,635                 24,635
     TRAC Intermodal
        11.000%, 08/15/19                        3,142                  3,319
     USG
        6.300%, 11/15/16                         7,540                  7,576
     WireCo WorldGroup
        9.500%, 05/15/17                         3,000                  3,023
                                                                  -----------
                                                                      155,149
                                                                  -----------
  Materials -- 13.0%
     Beverage Packaging Holdings
      Luxembourg II
        5.625%, 12/15/16 (a)                    34,490                 34,533


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       19

                RIVERPARK                   RiverPark Short Term High Yield Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Face Amount
Description                                (000)/Shares            Value (000)
--------------------------------------------------------------------------------
     Joseph T Ryerson & Son
        11.250%, 10/15/18                   $  19,726               $  20,331
     Louisiana-Pacific
        7.500%, 06/01/20                          880                     914
     Novelis
        8.750%, 12/15/20                       43,663                  45,643
     OMNOVA Solutions
        7.875%, 11/01/18                        7,292                   7,323
        7.875%, 11/01/18                        2,487                   2,497
     Optima Specialty Steel
        12.500%, 12/15/16 (a)                   3,568                   3,193
                                                                     --------
                                                                      114,434
                                                                     --------
  Telecommunication Services -- 8.4%
     Cincinnati Bell
        8.375%, 10/15/20                        4,287                   4,397
     Level 3 Financing
        4.407%, 01/15/18 (b)                    7,226                   7,258
     Sprint Communications
        9.125%, 03/01/17                        3,756                   3,855
        6.000%, 12/01/16                       21,960                  22,097
     Telesat Canada
        6.000%, 05/15/17 (a)                   36,143                  36,233
                                                                     --------
                                                                       73,840
                                                                     --------
Total Corporate Obligations
  (Cost $706,339) (000)                                               706,018
                                                                     --------
Preferred Stock -- 0.1%
     Entergy Mississippi
        6.000%, 05/01/51                        1,105                      28
     Summit Hotel Properties++
        9.250%, 12/31/49                       31,660                     802
                                                                     --------
Total Preferred Stock
  (Cost $830) (000)                                                       830
                                                                     --------
Bank Loan Obligations -- 17.0%
     Dell International
        0.000%, 12/31/18 (c)                   24,000                  23,885
     Eastman Kodak
        7.250%, 09/03/19 (c)                    9,947                   9,885
     Energy Future Holdings
        4.250%, 12/19/16                       43,100                  43,402
     Envision Healthcare
        4.250%, 05/25/18                        5,369                   5,372
     Jo-Ann Stores
        4.000%, 03/16/18                        6,310                   6,301
     Lee Enterprises
        7.250%, 03/31/19                        7,741                   7,741


--------------------------------------------------------------------------------
                                            Face Amount
Description                                    (000)                Value (000)
--------------------------------------------------------------------------------
      Media General
         4.000%, 07/31/20                    $ 16,390                $ 16,393
      Nielsen Finance
         2.763%, 06/17/30 (c)                  20,083                  20,125
      Phillips-Medisize
         4.750%, 06/16/21                      16,957                  16,930
                                                                     --------
Total Bank Loan Obligations
   (Cost $149,914) (000)                                              150,034
                                                                     --------
Total Investments -- 97.2%
   (Cost $857,083) (000)                                             $856,882
                                                                     ========

Investment in Securities             Level 1     Level 2     Level 3      Total
------------------------             -------     --------    -------    --------
Corporate Obligations                $   --      $706,018    $   --     $706,018
Preferred Stock                         830            --        --          830
Bank Loan Obligations                    --       150,034        --      150,034
                                     ------      --------    ------     --------
Total Investments in Securities      $  830      $856,052    $   --     $856,882
                                     ======      ========    ======     ========

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $881,547 (000).
(a) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Variable rate security - Rate disclosed is the rate in effect on September 30, 2016.
(c)  All or a portion is an unsettled bank loan.
++   Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       20

                RIVERPARK                  RiverPark Long/Short Opportunity Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

28.5% Information Technology
25.6% Consumer Discretionary
22.2% Financials
10.5% Real Estate
7.7% Health Care
4.4% Energy
1.1% Materials

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 94.9%**
  Consumer Discretionary -- 24.3%
     Amazon.com*                                      3,464          $   2,900
     CarMax*                                         57,159              3,049
     Chipotle Mexican Grill, Cl A*                    5,536              2,344
     Dollar Tree* (a)                                24,775              1,955
     Dollarama++                                     28,702              2,241
     Imax*                                           46,547              1,349
     Las Vegas Sands (a)                             59,360              3,416
     NIKE, Cl B                                      25,443              1,340
     Priceline Group* (a) (b)                         3,157              4,646
     Starbucks (b)                                   32,832              1,778
     Walt Disney (a) (b)                             12,859              1,194
                                                                     ---------
                                                                        26,212
                                                                     ---------
  Energy -- 4.1%
     EOG Resources                                   28,478              2,754
     Schlumberger (a)                                15,979              1,257
     Southwestern Energy* (a) (b)                    32,253                446
                                                                     ---------
                                                                         4,457
                                                                     ---------
  Financials -- 21.1%
     Affiliated Managers Group*                      15,181              2,197
     BlackRock, Cl A                                  5,969              2,164
     Charles Schwab                                 131,549              4,153
     CME Group, Cl A (a)                             26,556              2,776
     Intercontinental Exchange                        9,246              2,490
     TD Ameritrade Holding                          101,170              3,565
     The Blackstone Group LP (b) (c)                211,691              5,404
                                                                     ---------
                                                                        22,749
                                                                     ---------
  Health Care -- 7.3%
     Align Technology*                               17,316              1,623
     Illumina*                                        8,656              1,573
     Intuitive Surgical* (b)                          3,235              2,345
     Pacira Pharmaceuticals*                         32,624              1,116
     Perrigo                                         13,223              1,221
                                                                     ---------
                                                                         7,878
                                                                     ---------


--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
  Information Technology -- 27.0%
     Adobe Systems*                                  17,361          $   1,884
     Alliance Data Systems* (a)                      19,437              4,170
     Alphabet, Cl A* (a) (b)                          3,786              3,044
     Alphabet, Cl C* (a) (b)                          3,468              2,696
     Apple (a) (b)                                   39,958              4,517
     eBay* (a)                                       50,508              1,662
     Facebook, Cl A*                                 48,362              6,203
     Mastercard, Cl A (a) (b)                        10,172              1,035
     Trimble* (b)                                    53,282              1,522
     Visa, Cl A (a) (b)                              28,740              2,377
                                                                     ---------
                                                                        29,110
                                                                     ---------
  Materials -- 1.1%
     Monsanto (b)                                    11,155              1,140
                                                                     ---------
  Real Estate -- 10.0%
     American Tower REIT, Cl A (a) (b)               31,989              3,625
     CBRE Group, Cl A*                              102,510              2,868
     Equinix REIT (b)                                10,981              3,956
     Realogy Holdings (a)                            12,276                318
                                                                     ---------
                                                                        10,767
                                                                     ---------
Total Common Stock
  (Cost $80,024) (000)                                                 102,313
                                                                     ---------
Total Investments -- 94.9%
  (Cost $80,024) (000)                                               $ 102,313
                                                                     =========

Schedule of Securities Sold Short, Not Yet Purchased
Common Stock -- (59.1)%
  Consumer Discretionary -- (23.3)%
     Best Buy                                       (54,366)         $  (2,076)
     Coach                                          (14,557)              (532)
     Dick's Sporting Goods                          (18,384)            (1,043)
     Gannett                                        (46,446)              (541)
     Gap                                            (51,882)            (1,154)
     Garmin                                         (38,094)            (1,833)
     Hibbett Sports*                                (24,717)              (986)
     Kohl's                                         (36,156)            (1,582)
     Lions Gate Entertainment                       (48,021)              (960)
     Live Nation Entertainment*                     (34,561)              (950)
     Macy's                                         (43,745)            (1,621)
     Michael Kors Holdings*                         (16,929)              (792)
     Nordstrom                                      (10,659)              (553)
     Omnicom Group                                  (17,154)            (1,458)
     Publicis Groupe                                (18,249)            (1,380)
     Scripps Networks Interactive, Cl A             (26,226)            (1,665)
     Sony ADR                                       (52,671)            (1,749)
     Target                                         (11,466)              (787)
     TEGNA                                          (39,631)              (866)
     Time Warner                                     (7,940)              (632)
     Twenty-First Century Fox, Cl A ADR             (31,724)              (768)



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       21

                RIVERPARK                  RiverPark Long/Short Opportunity Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
     WPP                                            (52,733)         $  (1,240)
                                                                     ---------
                                                                       (25,168)
                                                                     ---------
  Consumer Staples -- (5.0)%
     Coca-Cola                                      (37,531)            (1,588)
     Kroger                                         (31,600)              (938)
     Spectrum Brands Holdings                        (7,616)            (1,049)
     Wal-Mart Stores                                (17,371)            (1,253)
     Whole Foods Market                             (19,134)              (542)
                                                                     ---------
                                                                        (5,370)
                                                                     ---------
  Financials -- (2.4)%
     Green Dot, Cl A*                               (80,311)            (1,852)
     Thomson Reuters                                (17,521)              (725)
                                                                     ---------
                                                                        (2,577)
                                                                     ---------
  Health Care -- (3.0)%
     Acadia Healthcare*                             (15,886)              (787)
     Cerner*                                        (21,823)            (1,347)
     HCA Holdings*                                  (14,223)            (1,076)
                                                                     ---------
                                                                        (3,210)
                                                                     ---------
  Industrials -- (3.5)%
     Generac Holdings*                              (13,108)              (476)
     Nielsen Holdings                               (30,976)            (1,659)
     Pitney Bowes                                   (32,360)              (588)
     TransDigm Group*                                (3,798)            (1,098)
                                                                     ---------
                                                                        (3,821)
                                                                     ---------
  Information Technology -- (13.7)%
     Akamai Technologies*                            (9,938)              (527)
     Cimpress*                                      (19,669)            (1,990)
     CommScope Holding*                             (49,323)            (1,485)
     Corning                                        (61,933)            (1,465)
     Flex*                                         (107,224)            (1,460)
     Intel                                          (27,503)            (1,038)
     International Business Machines                (10,144)            (1,612)
     j2 Global                                      (16,808)            (1,119)
     Oracle                                         (30,083)            (1,182)
     SAP ADR                                        (12,974)            (1,186)
     Western Union                                  (80,593)            (1,678)
                                                                      ---------
                                                                       (14,742)
                                                                     ---------
  Real Estate -- (3.6)%
     Iron Mountain REIT                             (53,808)            (2,019)
     Prologis REIT                                  (21,640)            (1,159)
     SL Green Realty REIT                            (6,468)              (699)
                                                                     ---------
                                                                        (3,877)
                                                                     ---------

  Telecommunication Services -- (4.6)%
     AT&T                                           (38,165)            (1,550)
     CenturyLink                                    (51,666)            (1,417)
     Cogent Communications Holdings                 (18,976)              (699)


--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
     Verizon Communications                         (24,364)         $  (1,266)
                                                                     ---------
                                                                        (4,932)
                                                                     ---------
Total Common Stock
  (Proceeds $58,886) (000)                                             (63,697)
                                                                     ---------
Total Securities Sold Short, Not Yet Purchased
  (Proceeds $58,886) (000)                                           $ (63,697)
                                                                     =========

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund's investments, securities sold short, not yet purchased and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S.
GAAP:

Investments in Securities          Level 1     Level 2     Level 3      Total
-------------------------          --------    -------     -------     --------
  Common Stock                     $102,313    $   --      $   --      $102,313
                                   --------    ------      ------      --------
Total Investments in Securities    $102,313    $   --      $   --      $102,313
                                   ========    ======      ======      ========


Securities Sold Short,
Not Yet Purchased                  Level 1     Level 2     Level 3      Total
-------------------------          --------    -------     -------     --------
  Common Stock                     $(63,697)   $   --      $   --      $(63,697)
                                   --------    ------      ------      --------
Total Securities Sold Short,
Not Yet Purchased                  $(63,697)   $   --      $   --      $(63,697)
                                   ========    ======      ======      ========


Other Financial Instruments        Level 1     Level 2     Level 3      Total
-------------------------          --------    -------     -------     --------
Total Return Swaps^                $    --     $   --      $    --     $     --
                                   --------    ------      ------      --------
Total Other Financial
Instruments                        $    --     $   --      $    --     $     --
                                   ========    ======      ======      ========

^ As of September 30, 2016, the swaps are considered Level 2. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       22

                RIVERPARK                  RiverPark Long/Short Opportunity Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

A list of open swap agreements held by the Fund at September 30, 2016 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Return Swaps
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Unrealized
                                                                                                           Notional    Appreciation
                  Reference Entity/                                    Fund       Termination               Amount    (Depreciation)
Counterparty      Obligation              Fund Pays                  Receives        Date       Contracts    (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International   Alliance Data Systems  LIBOR 1-Month - 0.50%     Total Return     02/06/17      5,112     $ 1,097     $     --
Goldman Sachs
  International   Alliance Data Systems  Fed Funds 1-Day - 0.45%   Total Return     09/13/17      2,156         462           --
Goldman Sachs
  International   Alphabet, Cl A         Fed Funds 1-Day - 0.45%   Total Return     09/11/17        379         305           --
Goldman Sachs
  International   Alphabet, Cl C         Fed Funds 1-Day - 0.45%   Total Return     09/11/17        808         628           --
Goldman Sachs
  International   American Tower         Fed Funds 1-Day - 0.45%   Total Return     10/13/16      9,923       1,125           --
Goldman Sachs
  International   Apple                  LIBOR 1-Month - 0.50%     Total Return     02/06/17      3,735         422           --
Goldman Sachs
  International   Apple                  Fed Funds 1-Day - 0.45%   Total Return     08/22/17      4,501         509           --
Goldman Sachs
  International   CME Group              Fed Funds 1-Day - 0.45%   Total Return     10/13/16     14,172       1,481           --
Goldman Sachs
  International   Dollar Tree            LIBOR 1-Month - 0.50%     Total Return     08/30/17      4,890         386           --
Goldman Sachs
  International   Dollar Tree            Fed Funds 1-Day - 0.45%   Total Return     10/12/17     28,550       2,253           --
Goldman Sachs
  International   eBay                   Fed Funds 1-Day - 0.45%   Total Return     06/14/17     31,411       1,033           --
Goldman Sachs
  International   Las Vegas Sands        Fed Funds 1-Day - 0.45%   Total Return     09/11/17     17,647       1,015           --
Goldman Sachs
  International   Mastercard             LIBOR 1-Month - 0.50%     Total Return     02/13/17      7,349         748           --
Goldman Sachs
  International   Mastercard             Fed Funds 1-Day - 0.45%   Total Return     09/06/17     19,358       1,970           --
Goldman Sachs
  International   Priceline Group        Fed Funds 1-Day - 0.45%   Total Return     06/06/17         66          97           --
Goldman Sachs
  International   Realogy Holdings       LIBOR 1-Month - 0.50%     Total Return     08/17/17     92,441       2,391           --
Goldman Sachs
  International   Schlumberger           Fed Funds 1-Day - 0.45%   Total Return     09/06/17     19,343       1,521           --
Goldman Sachs
  International   Southwestern Energy    Fed Funds 1-Day - 0.45%   Total Return     06/14/17     71,196         985           --
Goldman Sachs
  International   Southwestern  Energy   LIBOR 1-Month - 0.50%     Total Return     08/17/17     73,100       1,012           --
Goldman Sachs
  International   Visa                   LIBOR 1-Month - 0.50%     Total Return     02/13/17      6,888         570           --
Goldman Sachs
  International   Visa                   Fed Funds 1-Day - 0.45%   Total Return     06/06/17      8,734         722           --
Goldman Sachs
  International   Walt Disney            Fed Funds 1-Day - 0.45%   Total Return     08/22/17     22,528       2,092           --
                                                                                                                          ------
                                                                                                                          $   --
                                                                                                                          ======

     Percentages are based on Net Assets of $107,854 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
++   Traded in Canadian Dollar.
(a)  Underlying security for a total return swap.
(b) Some or all is pledged as collateral for securities sold short, not yet purchased in the total amount of $39,725 (000).
(c) Security considered a Master Limited Partnership. At September 30, 2016, this security amounted to $5,404 (000) or 5.0% of Net Assets.

ADR -- American Depositary Receipt
Cl -- Class
LIBOR -- London Interbank Offered Rate
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

Amounts designated as "-- " are $0  or rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       23

                RIVERPARK                        RiverPark Structural Alpha Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

100.0% U.S. Treasury Obligations

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
                                                Face Amount
                                                  (000)/
Description                                      Contracts          Value (000)
--------------------------------------------------------------------------------
Schedule of Investments
U.S. Treasury Obligations -- 48.1%
     U.S. Treasury Bill (a) (b)
       0.446%, 11/17/16                           $ 1,800             $ 1,800
       0.416%, 01/19/17                             2,000               1,998
       0.381%, 10/20/16                             1,800               1,800
       0.375%, 03/23/17                             2,000               1,996
       0.326%, 12/22/16                             1,800               1,799
                                                                      -------
Total U.S. Treasury Obligations
  (Cost $9,391) (000)                                                   9,393
                                                                      -------
Total Investments -- 48.1%
  (Cost $9,391) (000)                                                 $ 9,393
                                                                      =======
Schedule of Open Options Purchased
Purchased Options -- 9.6%*#
     CBOE S&P 500 Index, Call Option
       Expires 06/30/17, Strike Price $2,100           16             $   239
       Expires 10/19/16, Strike Price $2,350            2                  --
       Expires 10/31/16, Strike Price $2,100            6                  47
       Expires 11/30/16, Strike Price $2,100            6                  54
       Expires 10/31/16, Strike Price $2,350            2                  --
       Expires 12/30/16, Strike Price $2,000           20                 363
       Expires 03/31/17, Strike Price $2,050           14                 229
       Expires 12/30/16, Strike Price $2,100            6                  60
       Expires 10/28/16, Strike Price $2,350            2                  --
       Expires 01/31/17, Strike Price $2,175            6                  35
     CBOE S&P 500 Index, Put Option
       Expires 10/28/16, Strike Price $1,925            2                  --
       Expires 10/31/16, Strike Price $1,950            2                  --
       Expires 10/19/16, Strike Price $1,925            2                  --
     S&P 500 Index, Call Option
       Expires 01/20/17, Strike Price $1,875            6                 179
       Expires 03/17/17, Strike Price $2,050           14                 223
       Expires 06/16/17, Strike Price $2,075           14                 227
       Expires 09/15/17, Strike Price $2,150           16                 211
                                                                      -------
Total Purchased Options
(Cost $1,426) (000)                                                   $ 1,867
                                                                      =======

--------------------------------------------------------------------------------
Description                                         Contracts        Value (000)
--------------------------------------------------------------------------------
Schedule of Open Options
Written Written Options -- (5.2)% *#
     C2 S&P 500 Index, Call Option
       Expires 10/21/16, Strike Price $2,250             (3)           $   --
     C2 S&P 500 Index, Put Option
       Expires 10/21/16, Strike Price $2,100             (3)               (3)
     CBOE S&P 500 Index, Call Option
       Expires 06/30/17, Strike Price $2,250            (16)              (99)
       Expires 10/05/16, Strike Price $2,250             (2)               --
       Expires 10/26/16, Strike Price $2,240             (3)               --
       Expires 11/30/16, Strike Price $2,175             (9)              (33)
       Expires 10/31/16, Strike Price $2,200             (4)               (4)
       Expires 10/31/16, Strike Price $2,175             (9)              (20)
       Expires 10/19/16, Strike Price $2,175             (4)               (7)
       Expires 12/30/16, Strike Price $2,175             (9)              (43)
       Expires 12/30/16, Strike Price $2,150            (20)             (128)
       Expires 03/31/17, Strike Price $2,200            (14)              (88)
       Expires 10/28/16, Strike Price $2,200             (4)               (4)
       Expires 10/14/16, Strike Price $2,250             (3)               --
       Expires 01/31/17, Strike Price $2,250             (9)              (19)
     CBOE S&P 500 Index, Put Option
       Expires 10/14/16, Strike Price $2,120             (3)               (2)
       Expires 06/30/17, Strike Price $1,925             (8)              (46)
       Expires 10/28/16, Strike Price $2,080             (4)               (4)
       Expires 10/05/16, Strike Price $2,125             (2)               --
       Expires 12/30/16, Strike Price $1,850            (10)               (9)
       Expires 10/26/16, Strike Price $2,080             (3)               (2)
       Expires 10/19/16, Strike Price $2,050             (4)               (1)
       Expires 03/31/17, Strike Price $1,900             (7)              (23)
       Expires 10/31/16, Strike Price $2,075             (4)               (3)
     NASDAQ Euro Index, Call Option
       Expires 10/07/16, Strike Price $4,975             (2)               --
     NASDAQ Euro Index, Put Option
       Expires 10/07/16, Strike Price $4,675             (2)               --
     S&P 500 Index, Call Option
       Expires 01/20/17, Strike Price $2,050             (6)              (87)
       Expires 03/17/17, Strike Price $2,200            (14)              (81)
       Expires 06/16/17, Strike Price $2,225            (14)              (97)
       Expires 09/15/17, Strike Price $2,300            (16)              (89)
     S&P 500 Index, Put Option
       Expires 01/20/17, Strike Price $1,725             (3)               (2)
       Expires 03/17/17, Strike Price $1,925             (7)              (23)
       Expires 09/15/17, Strike Price $2,000             (8)              (73)
       Expires 06/16/17, Strike Price $1,900             (7)              (35)
                                                                     ---------
Total Written Options
(Premiums Received $1,218) (000)                                     $ (1,025)
                                                                     ========

#   See Note 2 in Notes to Financial Statements for additional information.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       24

                RIVERPARK                        RiverPark Structural Alpha Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

The open futures contracts held by the Fund at September 30, 2016 are as follows:

                                                 Number
                                                   of                     Notional    Unrealized
                                                Contracts   Expiration     Amount    Appreciation
Counterparty                Type of Contract      Short         Date        (000)       (000)
-------------------------------------------------------------------------------------------------
Interactive Brokers LLC   S&P 500 Index E-MINI    (56)        Dec-2016    $(6,049)     $    4
                                                                                       ======

See Note 2 in Notes to Financial Statements for more information regarding futures collateral.

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund's investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities            Level 1    Level 2     Level 3     Total
-------------------------           --------    -------    ---------   -------
  U.S. Treasury Obligations         $ 9,393     $   --     $    --     $ 9,393
                                    -------     ------     -------     -------
Total Investments in Securities     $ 9,393     $   --     $    --     $ 9,393
                                    =======     ======     =======     =======

Other Financial Instruments          Level 1   Level 2     Level 3      Total
---------------------------         --------    -------    ---------   -------
  Purchased Options                 $    --    $ 1,867     $   --      $ 1,867
  Written Options                        --     (1,025)        --       (1,025)
  Futures**
   Unrealized Appreciation                4         --         --            4
                                    -------     ------     -------     -------
Total Other Financial Instruments   $     4    $   842     $   --      $   846
                                    =======     ======     =======     =======

** Futures contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $19,530 (000).
*    Non-income producing security.
(a) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(b) Pledged as collateral for open options and futures contracts in the total amount of $9,393 (000).

CBOE -- Chicago Board Options Exchange
LLC -- Limited Liability Company
NASDAQ -- National Association of Securities Dealers Automated Quotations S&P -- Standard & Poor's

Amounts designated as "--" are $0 or rounded to $0.





    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       25

                RIVERPARK                        RiverPark Strategic Income Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

76.1% Corporate Obligations
14.7% Bank Loan Obligations
4.3% Commercial Paper
3.1% Asset-Backed Securities
1.7% Convertible Bonds
0.1% Materials

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)             Value (000)
--------------------------------------------------------------------------------
Schedule of Investments
Corporate Obligations -- 70.3%
  Consumer Discretionary -- 19.0%
     Accuride
        9.500%, 08/01/18                       $ 5,429               $  5,456
     Brunswick
        4.625%, 05/15/21 (a)                     4,150                  4,285
     Century Intermediate Holding 2
        9.750%, 02/15/19 (a)                     1,767                  1,805
     Chester Downs & Marina
        9.250%, 02/01/20 (a)                     8,293                  7,692
     Coach
        4.250%, 04/01/25 (f)                     5,455                  5,710
     Entercom Radio
        10.500%, 12/01/19                       11,389                 11,873
     HT Intermediate Holdings
        12.000%, 05/15/19 (a)                    8,000                  8,200
     International Automotive
      Components Group
        9.125%, 06/01/18 (a)                     7,456                  7,335
     Jo-Ann Stores
        8.125%, 03/15/19 (a)                     6,812                  6,829
     LBI Media
        10.000%, 04/15/19 (a)                    7,383                  7,392
     MHGE Parent
        8.500%, 08/01/19 (a)                     9,536                  9,679
     NPC International
        10.500%, 01/15/20                       15,095                 15,850
     Postmedia Network
        8.250%, 08/16/17 (a)                     1,195                    837
     Ruby Tuesday
        7.625%, 05/15/20                         4,749                  4,524
     Scripps Networks Interactive
        2.700%, 12/15/16                         9,919                  9,943
     Spanish Broadcasting System
        12.500%, 04/15/17 (a)                    1,501                  1,505
     Wyndham Worldwide
        2.950%, 03/01/17                         6,287                  6,316
                                                                     --------
                                                                      115,231
                                                                     ---------

--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)             Value (000)
--------------------------------------------------------------------------------
  Consumer Staples -- 6.2%
     BI-LO
        9.250%, 02/15/19 (a)                   $ 9,558               $  8,268
     Carolina Beverage Group
        10.625%, 08/01/18 (a)                    7,527                  7,056
     DS Services of America
        10.000%, 09/01/21 (a)                      535                    599
     Fresh Market
        9.750%, 05/01/23 (a)                     2,760                  2,470
     HRG Group
        7.875%, 07/15/19                         4,545                  4,795
     Simmons Foods
        7.875%, 10/01/21 (a)                     6,069                  6,069
     Southern States Cooperative
        10.000%, 08/15/21 (a)                   10,677                  8,435
                                                                     --------
                                                                       37,692
                                                                     --------
  Energy -- 0.8%
     Express Pipeline
        7.390%, 12/31/17 (a)                      446                     455
     Sanjel
        7.500%, 06/19/19 (a) (b)                2,700                      29
     Westmoreland Coal
        8.750%, 01/01/22 (a)                    5,580                   4,408
                                                                     --------
                                                                        4,892
                                                                     --------
  Financials -- 4.8%
     Crescent Communities
        8.875%, 10/15/21 (a)                    3,800                   3,866
     Crescent Resources
        10.250%, 08/15/17 (a)                   3,770                   3,798
     Hunt Cos
        9.625%, 03/01/21 (a)                   12,303                  12,703
     Lender Processing Services
        5.750%, 04/15/23                        7,191                   7,605
     Toll Road Investors Partnership
        3.353%, 02/15/45 (a) (c)                5,537                   1,429
                                                                     --------
                                                                       29,401
                                                                     --------
  Health Care -- 0.3%
     Gilead Sciences
        3.050%, 12/01/16                       2,115                    2,122
                                                                     --------
  Industrials -- 18.1%
     Albea Beauty Holdings
        8.375%, 11/01/19 (a)                   9,419                    9,855
     America West Airlines Pass-
      Through Trust, Ser 2000-1
        8.057%, 07/02/20                         443                      501
     Casella Waste Systems
        7.750%, 02/15/19                      19,176                   19,571
     Cleaver-Brooks
        8.750%, 12/15/19 (a)                   4,659                    4,903
     Continental Airlines Pass-Through
      Trust, Ser 2000-2, Cl A1
        7.707%, 04/02/21                       2,866                    3,127



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       26

                RIVERPARK                        RiverPark Strategic Income Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)             Value (000)
--------------------------------------------------------------------------------
     Continental Airlines Pass-Through
      Trust, Ser 1999-2, Cl C2
        6.236%, 03/15/20                       $    492             $    518
     Continental Airlines Pass-Through
      Trust, Ser 2007-1, Cl A
        5.983%, 04/19/22                          1,197                1,351
     Dispensing Dynamics International
        12.500%, 01/01/18 (a)                     6,626                6,411
     HC2 Holdings
        11.000%, 12/01/19 (a)                    17,017               16,762
     International Wire Group Holdings
        10.750%, 08/01/21 (a)                     8,311                7,937
        8.500%, 10/15/17 (a)                      5,465                5,474
     Jac Holding
        11.500%, 10/01/19 (a)                     4,715                5,003
     Quad
        7.000%, 05/01/22                            948                  915
     Spirit AeroSystems
        5.250%, 03/15/22                         10,825               11,379
     Techniplas
        10.000%, 05/01/20 (a)                     7,756                6,476
     Waste Italia
        10.500%, 11/15/19 (a) (b)                 7,846                2,706
     Xerium Technologies
        9.500%, 08/15/21 (a)                      6,976                7,081
                                                                    --------
                                                                     109,970
                                                                    --------
  Information Technology -- 2.4%
     Activision Blizzard
        5.625%, 09/15/21 (a)                      9,500                9,912
     Fidelity National Information
      Services
        5.000%, 03/15/22 (f)                      3,925                4,066
     Leidos
        7.125%, 07/01/32                            288                  301
                                                                    --------
                                                                      14,279
                                                                    --------
  Materials -- 7.9%
     Beverage Packaging Holdings
      Luxembourg II
        5.625%, 12/15/16 (a)                     10,460               10,473
     Hardwoods Acquisition
        7.500%, 08/01/21 (a)                      1,500                1,136
     Hexion
        10.000%, 04/15/20                         3,010                2,976
        8.875%, 02/01/18                            880                  843
        6.625%, 04/15/20                          3,190                2,823
     IAMGOLD
        6.750%, 10/01/20 (a)                     10,545               10,374
     INVISTA Finance
        4.250%, 10/15/19 (a)                      2,120                2,120
     Kraton Polymers
        10.500%, 04/15/23 (a)                     1,700                1,938
     NWH Escrow
        7.500%, 08/01/21 (a)                      7,482                5,668


--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)             Value (000)
--------------------------------------------------------------------------------
     Optima Specialty Steel
        12.500%, 12/15/16 (a)                  $  3,480             $  3,114
     Real Alloy Holding
        10.000%, 01/15/19 (a)                     6,473                6,570
                                                                    --------
                                                                      48,035
                                                                    --------
  Real Estate -- 3.9%
     Homefed
        6.500%, 06/30/18 (a)                     23,302               23,418
                                                                    --------
  Telecommunication Services -- 6.9%
     SBA Tower Trust
        3.598%, 04/15/18 (a)                      8,845                8,881
     Sprint Communications
        9.125%, 03/01/17                          2,596                2,664
        6.000%, 12/01/16                         15,160               15,255
     Telesat Canada
        6.000%, 05/15/17 (a)                     15,314               15,352
                                                                    --------
                                                                      42,152
                                                                    --------
Total Corporate Obligations
  (Cost $440,833) (000)                                              427,192
                                                                    --------
Commercial Paper -- 3.9%
     ITT
        0.900%, 10/17/16 (c)                      5,500                5,498
     Kraft Heinz Foods
        0.890%, 10/13/16 (c)                      7,500                7,497
     Viacom
        0.000%, 10/11/16 (c)                      6,000                5,999
     Wyndham Worldwide
        1.001%, 10/13/16 (c)                      5,000                4,998
                                                                    --------
Total Commercial Paper
  (Cost $23,992) (000)                                                23,992
                                                                    --------
Asset-Backed Security -- 2.9%
  Other Asset-Backed Security -- 2.9%
     Master Asset Vehicle II,
      Ser 2009-2U, Cl A1
        0.109%, 07/15/56 (d)
     (Cost $16,353) (000)                        17,829               17,561
                                                                    --------
Convertible Bonds -- 1.6%
     Avid Technology
        2.000%, 06/15/20                          2,809                2,312
     Consolidated-Tomoka Land
        4.500%, 03/15/20                          2,461                2,416
     Prospect Capital
        5.750%, 03/15/18                          5,000                5,150
                                                                    --------
Total Convertible Bonds
  (Cost $9,481) (000)                                                  9,878
                                                                    --------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       27

                RIVERPARK                        RiverPark Strategic Income Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              Shares/Face
Description                                   Amount (000)         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 0.1%
  Materials -- 0.1%
     Verso, Cl A*
  (Cost $2,435) (000)                            57,044             $    368
                                                                    --------
Bank Loan Obligations -- 13.6%
     AMC Networks
        2.017%, 12/16/19                       $  3,281                3,251
     AMF Bowling Centers
        11.000%, 02/16/24                         4,000                4,030
     Caesars Growth Properties
      Holdings
        6.250%, 05/08/21 (e)                      3,664                3,612
     Consolidated Container
        5.000%, 07/03/19 (e)                        751                  747
     Dell
        4.000%, 09/07/23 (e)                     15,000               15,084
     Eastman Kodak
        7.250%, 09/03/19                          8,824                8,769
     Hampton Rubber
        5.000%, 03/27/21                          4,511                3,744
     Harrah's Entertainment
        7.000%, 10/11/20 (e)                      8,000                7,975
     Jo-Ann Stores
        4.000%, 03/16/18                          4,200                4,195
     Lee Enterprises
        12.000%, 12/15/22                         5,603                5,953
        7.250%, 03/31/19                          1,702                1,702
     LSC Communications
        0.000%, 09/26/22 (e)                      7,590                7,457
     Maueser-Werke
        8.750%, 07/31/22                          6,500                6,394
     Media General
        4.000%, 07/31/20                          4,955                4,956
     NXP
        0.000%, 03/03/17 (e)                      2,632                2,633
     Reddy Ice
        6.750%, 05/01/19 (e)                      2,000                1,827
                                                                    --------
Total Bank Loan Obligations
  (Cost $82,118) (000)                                                82,329
                                                                    --------
Total Investments -- 92.4%
  (Cost $575,212) (000)                                             $561,320
                                                                    ========
Schedule of Securities Sold Short, Not Yet Purchased
Corporate Obligations -- (2.8)%
  Consumer Discretionary -- (0.3)%
     Bed Bath & Beyond
        3.749%, 08/01/24                         (2,000)            $ (2,077)
                                                                    --------


--------------------------------------------------------------------------------
                                              Face Amount
                                                 (000)/              Value
Description                                    Contracts             (000)
--------------------------------------------------------------------------------
  Consumer Staples -- (0.2)%
     Danone
        3.000%, 06/15/22 (a)                   $ (1,000)          $  (1,042)
                                                                  ---------
  Financials -- (0.9)%
     Allstate
        3.150%, 06/15/23                         (1,000)             (1,062)
     Barclays
        5.200%, 05/12/26                         (2,000)             (2,064)
     CIT Group
        5.000%, 08/15/22                         (2,000)             (2,130)
     Jefferies Group
        5.125%, 01/20/23                           (100)               (107)
                                                                  ---------
                                                                     (5,363)
                                                                  ---------
  Industrials -- (1.0)%
     Aircastle
        5.125%, 03/15/21                         (2,000)             (2,145)
     Covanta Holding
        5.875%, 03/01/24                         (2,000)             (2,015)
     United Rentals North America
        4.625%, 07/15/23                         (2,000)             (2,057)
                                                                  ---------
                                                                     (6,217)
                                                                  ---------
  Materials -- (0.4)%
     Owens-Brockway Glass Container
        5.875%, 08/15/23 (a)                     (2,000)             (2,154)
                                                                  ---------
Total Corporate Obligations
  (Proceeds $16,018) (000)                                          (16,853)
                                                                  ---------
Total Securities Sold Short, Not Yet Purchased
  (Proceeds $16,018) (000)                                        $ (16,853)
                                                                  =========
Schedule of Open Options Purchased
Purchased Option -- 0.0%*#
     Barclays Call Option
        Expires 01/20/17, Strike Price $6
(Cost $93) (000)                                    500           $     134
                                                                  =========

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016 is as follows#:

                                          Currency      Currency     Unrealized
                           Settlement    to Deliver    to Receive   Appreciation
Counterparty                  Date          (000)        (000)         (000)
--------------------------------------------------------------------------------
Brown Brothers Harriman     10/6/16      CAD 1,053     USD   820       $   17
Brown Brothers Harriman     10/6/16      EUR 2,424     USD 2,730            7
                                                                       ------
                                                                       $   24
                                                                       ======

#   See Note 2 in Notes to Financial Statements for additional information.

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       28

                RIVERPARK                        RiverPark Strategic Income Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund's investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities           Level 1     Level 2      Level 3    Total
-------------------------           -------    ---------     -------  ---------
  Corporate Obligations              $  --     $ 427,192     $   --   $ 427,192
  Commercial Paper                      --        23,992         --      23,992
  Asset-Backed Security                 --        17,561         --      17,561
  Convertible Bonds                     --         9,878         --       9,878
  Common Stock                         368            --         --         368
  Bank Loan Obligations                 --        82,329         --      82,329
                                     -----     ---------     ------   ---------
Total Investments
  in Securities                      $ 368     $ 560,952     $   --   $ 561,320
                                     =====     =========     ======   =========

Securities Sold Short,
Not Yet Purchased                   Level 1     Level 2      Level 3    Total
-------------------------           -------    --------      -------   --------
  Corporate Obligations              $   --    $ (16,853)    $    --  $ (16,853)
                                     -----     ---------     ------   ---------
Total Securities Sold Short,
Not Yet Purchased                    $   --    $ (16,853)    $    --  $ (16,853)
                                     =====     =========     ======   =========

Other Financial Instruments         Level 1     Level 2     Level 3     Total
---------------------------         -------    --------      -------   --------
  Purchased Options                  $  --     $    134      $   --   $     134
  Forwards**
   Unrealized Appreciation              24           --          --         24
                                     -----     ---------     ------   ---------
Total Other Financial
  Instruments                        $  24     $     134     $   --   $     158
                                     =====     =========     ======   =========


** Forward contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $607,677 (000).
*    Non-income producing security.
(a) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b)  Security in default on interest payments.
(c) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(d) Variable rate security - Rate disclosed is the rate in effect on September 30, 2016.
(e)  All or a portion is an unsettled bank loan.
(f) Some or all is pledged as collateral for securities sold short, not yet purchased in the total amount of $9,776 (000).

CAD -- Canadian Dollar
Cl -- Class
EUR -- Euro
Ser -- Series
USD -- United States Dollar



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       29

                RIVERPARK                           RiverPark Focused Value Fund
[LOGO OMITTED]  FUNDS                                         September 30, 2016
--------------------------------------------------------------------------------

Sector Weighting+

20.6% Energy
18.1% Consumer Discretionary
11.9% Information Technology
10.7% Materials
9.6% Health Care
8.5% Real Estate
8.5% Utilities
6.6% Industrials
5.5% Financials

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
Schedule of Investments
Common Stock -- 87.4%
  Consumer Discretionary -- 15.8%
     Las Vegas Sands                                 56,900          $  3,274
     Liberty Global, Cl A*                           63,600             2,174
     Liberty Global LiLAC, Cl A*                      9,227               254
     Liberty Interactive QVC Group, Cl A*            48,500               971
                                                                     --------
                                                                        6,673
                                                                     --------
  Energy -- 18.1%
     Magellan Midstream Partners LP (a)              22,100             1,564
     Marathon Petroleum                              80,200             3,255
     National Oilwell Varco                          21,900               804
     Sunoco Logistics Partners LP (a)                70,400             2,000
                                                                     --------
                                                                        7,623
                                                                     --------
  Financials -- 4.8%
     The Blackstone Group LP (a)                     79,100             2,020
                                                                     --------
  Health Care -- 8.4%
     Allergan*                                        5,300             1,221
     Express Scripts Holding*                        28,000             1,975
     Valeant Pharmaceuticals
      International*                                 14,995               368
                                                                     --------
                                                                        3,564
                                                                     --------
  Industrials -- 5.7%
     Macquarie Infrastructure                        29,100             2,422
                                                                     --------
  Information Technology -- 10.4%
     Broadcom                                         9,600             1,656
     Western Digital                                 47,000             2,748
                                                                     --------
                                                                        4,404
                                                                     --------
  Materials -- 9.4%
     CF Industries Holdings                          74,600             1,817
     LyondellBasell Industries, Cl A                 26,400             2,129
                                                                     --------
                                                                        3,946
                                                                     --------

--------------------------------------------------------------------------------
Description                                          Shares         Value (000)
--------------------------------------------------------------------------------
  Real Estate -- 7.4%
     American Tower REIT, Cl A                       11,300          $  1,280
     Realogy Holdings                                71,800             1,857
                                                                     --------
                                                                        3,137
                                                                     --------
  Utilities -- 7.4%
     Calpine*                                       247,200             3,125
                                                                     --------
Total Common Stock
  (Cost $44,603) (000)                                                 36,914
                                                                     --------
Total Investments -- 87.4%
  (Cost $44,603) (000)                                               $ 36,914
                                                                     ========

As of September 30, 2016, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $42,214 (000).
*    Non-income producing security.
(a) Security considered a Master Limited Partnership. At September 30, 2016, these securities amounted to $5,584 (000) or 13.2% of Net Assets.

Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       30

                      [This Page Intentionally Left Blank]


























--------------------------------------------------------------------------------
                                       31

Statements Of Assets And Liabilities (000)          [LOGO OMITTED]     RIVERPARK
September 30, 2016                                                     FUNDS
--------------------------------------------------------------------------------

                                                                                                 RiverPark            RiverPark
                                                      RiverPark Large        RiverPark/          Short Term           Long/Short
                                                        Growth Fund        Wedgewood Fund      High Yield Fund     Opportunity Fund
                                                      ---------------      --------------      ---------------     ----------------
Assets:
Investments in Securities, at Value (Note 2)            $   64,219        $     1,456,409       $     856,882         $     102,313
Deposits with Brokers for Securities Sold Short,
  Not Yet Purchased                                             --                     --                  --                63,911
Cash                                                           458                  4,405              57,511                 3,532
Cash Collateral on Swap Contracts                               --                     --                  --                 1,300
Receivable for Swap Reset                                       --                     --                  --                    56
Receivable for Investment Securities Sold                    1,509                 85,287               1,774                 2,597
Receivable for Dividend and Interest Income                     25                  1,546              16,106                    46
Receivable for Capital Shares Sold                              18                  1,150                 636                   115
Prepaid Expenses                                                16                     35                  22                    12
                                                        ----------        ---------------       -------------           -----------
  Total Assets                                              66,245              1,548,832             932,931               173,882
                                                        ----------        ---------------       -------------           -----------
Liabilities:

Securities Sold Short, Not Yet Purchased,
  at Value (Note 2)                                             --                     --                  --                63,697
Payable for Investment Securities Purchased                  1,096                     --              49,205                 1,874
Payable for Capital Shares Redeemed                            223                  4,645               1,014                   208
Dividends Payable on Securities Sold Short,
  Not Yet Purchased                                             --                     --                  --                    75
Payable Due to Adviser (Note 4)                                 36                    838                 470                   133
Payable Due to Shareholder Servicing Agent (Note 4)             16                     46                 164                     2
Payable Due to Administrative Services Plan,
  Institutional Class Shares (Note 4)                            7                    222                 113                    19
Payable Due to Administrative Services Plan,
  Retail Class Shares (Note 4)                                   6                     13                  24                     1
Payable Due to Administrator                                     3                     72                  41                     5
Income Distribution Payable                                     --                     --                 245                    --
Chief Compliance Officer Fees Payable                           --                      3                   2                    --
Payable Due to Trustees                                         --                      1                  --                    --
Other Accrued Expenses                                           9                    193                 106                    14
                                                        ----------        ---------------       -------------           -----------
  Total Liabilities                                          1,396                  6,033              51,384                66,028
                                                        ----------        ---------------       -------------           -----------
Net Assets                                              $   64,849        $     1,542,799       $     881,547          $    107,854
                                                        ==========        ===============       =============           ===========
Net Assets Consist of:

Paid-in Capital                                         $   54,475        $     1,420,223       $     901,311          $     99,496
Accumulated Undistributed Net Investment Income                827                  1,404                  81                   601
Accumulated Net Realized Loss on Investments,
  Securities Sold Short, Not Yet Purchased,
  Purchased and Written Options and Swap Contracts          (1,884)              (150,830)            (19,644)               (9,721)
Net Unrealized Appreciation (Depreciation) on
  Investments and Securities Sold Short, Not Yet
  Purchased                                                 11,431                272,002                (201)               17,478
                                                        ----------        ---------------       -------------           -----------
Net Assets                                             $    64,849        $     1,542,799       $     881,547          $    107,854
                                                       ===========        ===============       =============           ===========
Investments in Securities, at Cost                     $    52,788        $     1,184,407       $     857,083          $     80,024
Securities Sold Short, Not Yet Purchased, Proceeds              --                     --                  --                58,886
Net Assets -- Institutional Class Shares(1)            $34,055,664        $ 1,489,036,156       $ 606,509,834          $104,029,964
                                                       ============       ===============       =============           ===========
Net Assets -- Retail Class Shares(1)                   $30,793,210        $    53,763,138       $ 275,037,225          $  3,824,333
                                                       ============       ===============       =============           ===========
Institutional Class Shares:

Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)               1,850,020            88,549,335          62,019,875            10,110,887
                                                       ============       ===============       =============           ===========
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)               1,691,804             3,216,266          28,207,521               374,663
                                                       ============       ===============       =============           ===========
Institutional Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Institutional Class Shares        $      18.41       $         16.82       $        9.78          $      10.29
                                                       ============       ===============       =============           ===========
Retail Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Retail Class Shares               $      18.20       $         16.72       $        9.75          $      10.21
                                                       ============       ===============       =============           ===========

(1)  Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       32

Statements Of Assets And Liabilities (000)          [LOGO OMITTED]     RIVERPARK
September 30, 2016                                                     FUNDS
--------------------------------------------------------------------------------

                                                           RiverPark Structural      RiverPark Strategic      RiverPark Focused
                                                               Alpha Fund                Income Fund              Value Fund
                                                           --------------------      -------------------      -----------------

Assets:

Investments in Securities, at Value (Note 2)                $       9,393              $    561,320             $    36,914
Purchased Options, at Value                                         1,867                       134                      --
Deposits with Brokers for Securities Sold Short,
 Not Yet Purchased                                                     --                    17,024                      --
Deposits with Brokers for Futures and Options                       4,126                        --                      --
Cash                                                                5,027                    59,556                   5,300
Receivable for Investment Securities Sold                             207                    35,071                      --
Prepaid Expenses                                                       14                        32                      11
Receivable for Capital Shares Sold                                     12                     2,780                      --
Receivable for Dividend and Interest Income                             1                     9,414                      30
Unrealized Appreciation on Forward Foreign
 Currency Contracts                                                    --                        24                      --
                                                            -------------              ------------             -----------
  Total Assets                                                     20,647                   685,355                  42,255
                                                            -------------              ------------             -----------
Liabilities:

Securities Sold Short, Not Yet Purchased, at Value (Note 2)            --                    16,853                      --
Written Options, at Value (Note 2)                                  1,025                        --                      --
Payable for Investment Securities Purchased                            16                    58,621                      --
Payable for Capital Shares Redeemed                                    10                     1,165                      --
Payable Due to Adviser (Note 4)                                        23                       319                      32
Payable Due to Shareholder Servicing Agent (Note 4)                     1                       173                      --
Payable Due to Administrative Services Plan, Institutional
 Class Shares (Note 4)                                                  3                        33                       1
Payable Due to Administrative Services Plan, Retail Class
 Shares (Note 4)                                                        1                        62                      --
Payable Due to Administrator                                            1                        27                       2
Income Distribution Payable                                            --                       218                      --
Chief Compliance Officer Fees Payable                                  --                         1                      --
Interest Expense Payable                                               --                       133                      --
Variation Margin Payable                                               33                        --                      --
Other Accrued Expenses                                                  4                        73                       6
                                                            -------------              ------------             -----------
  Total Liabilities                                                 1,117                    77,678                      41
                                                            -------------              ------------             -----------
Net Assets                                                  $      19,530              $    607,677             $    42,214
                                                            =============              ============             ===========
Net Assets Consist of:
Paid-in Capital                                             $      19,535              $    663,555             $    50,015
Accumulated Undistributed Net Investment Income
   (Accumulated Net Investment Loss)                                 (228)                       29                     557
Accumulated Net Realized Loss on Investments, Securities
   Sold Short, Not Yet Purchased, Purchased
   and Written Options, Futures Contracts, Forward
   Currency Contracts and Foreign Currency Transactions              (417)                  (41,244)                   (669)
Net Unrealized Appreciation (Depreciation) on Investments
   and Securities Sold Short, Not Yet Purchased                         2                   (14,727)                 (7,689)
Net Unrealized Appreciation on Purchased and Written Options          634                        41                      --
Net Unrealized Appreciation on Futures Contracts                        4                        --                      --
Net Unrealized Appreciation on Forward Foreign Currency
   Contracts and Foreign Currency Transactions                         --                        23                      --
                                                            -------------              ------------             -----------
Net Assets                                                  $      19,530              $    607,677             $    42,214
                                                            =============              ============             ===========
Investments in Securities, at Cost                          $       9,391              $    575,212             $    44,603
Securities Sold Short, Not Yet Purchased, Proceeds                     --                    16,018                      --
Purchased Options, at Cost                                          1,426                        93                      --
Written Options, Premiums Received                                  1,218                        --                      --
Net Assets -- Institutional Class Shares(1)                 $  17,344,191              $246,474,152             $41,802,775
                                                            =============              ============             ===========
Net Assets -- Retail Class Shares(1)                        $   2,186,186              $361,202,741             $   411,365
                                                            =============              ============             ===========
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                     1,708,098                26,143,248               5,220,250
                                                            =============              ============             ===========
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                       216,979                38,363,085                  51,420
                                                            =============              ============             ===========
Institutional Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Institutional Class Shares             $       10.15              $       9.43             $      8.01
                                                            =============              ============             ===========
Retail Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Retail Class Shares                    $       10.08              $       9.42             $      8.00
                                                            =============              ============             ===========

(1)  Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       33

Statements Of Operations (000)                      [LOGO OMITTED]     RIVERPARK
For The Year Ended                                                     FUNDS
September 30, 2016
--------------------------------------------------------------------------------

                                                     RiverPark           RiverPark/     RiverPark Short Term    RiverPark Long/Short
                                                 Large Growth Fund    Wedgewood Fund       High Yield Fund        Opportunity Fund
                                                 -----------------    --------------    --------------------    --------------------
Investment Income:
Dividends                                           $    1,115          $   19,984          $     462               $    1,562
Interest                                                     1                  80             32,016                        8
Foreign Taxes Withheld                                      --                (197)                --                       (8)
                                                    -----------         ----------          ---------               ----------
  Total Investment Income                                 1,116             19,867             32,478                    1,562
                                                    -----------         ----------          ---------               ----------
Expenses:
Investment Advisory Fees (Note 4)                           472             11,706              5,526                    1,693
Shareholder Service Fees(1) (Note 4)                         97               (166)(2)            580                       18
Administrator Fees (Note 4)                                  40                998                472                       63
Administrative Services Fee, Institutional
  Class Shares (Note 4)                                      32              1,296                598                      135
Administrative Services Fee, Retail Class
  Shares (Note 4)                                            24                (10)(2)            193                        5
Chief Compliance Officer Fees (Note 4)                        1                 29                 13                        2
Trustees' Fees (Note 4)                                       1                 31                 14                        2
Registration Fees                                            33                 62                 36                       38
Transfer Agent Fees                                          11                252                100                       14
Printing Fees                                                10                152                 70                       16
Professional Fees                                             5                113                 57                        7
Custodian Fees                                                3                 30                 16                        4
Dividend Expense                                             --                 --                 --                    1,310
Stock Loan Fee                                               --                 --                 --                      216
Insurance and Other Fees                                      6                 98                 49                        7
                                                    -----------         ----------          ---------               ----------
  Total Expenses                                            735             14,591              7,724                    3,530
                                                    -----------         ----------          ---------               ----------
Advisor Waiver Recapture (Note 4)                            54                 --                 --                       15
                                                    -----------         ----------          ---------               ----------
  Net Expenses                                              789             14,591              7,724                    3,545
                                                    -----------         ----------          ---------               ----------
Net Investment Income (Loss)                                327              5,276             24,754                   (1,983)
                                                    -----------         ----------          ---------               ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
  Investments                                            (1,087)          (148,231)           (11,595)                  (3,487)
  Purchased Options                                          --                 --                 --                      (41)
  Written Options                                            --                 --                 --                      (63)
  Securities Sold Short, Not Yet Purchased                   --                 --                 --                    1,236
  Swaps Contracts                                            --                 --                 --                    2,140
  Foreign Currency Transactions                              --                 --                 --                        2
Net Change in Unrealized Appreciation (Depreciation)
  on:
  Investments                                             7,904            203,199             11,681                   12,991
  Purchased Options                                          --                 --                 --                       89
  Written Options                                            --                 --                 --                       59
  Securities Sold Short, Not Yet Purchased                   --                 --                 --                   (9,040)
                                                    -----------         ----------          ---------               ----------
Net Realized and Unrealized Gain                          6,817             54,968                 86                    3,886
                                                    -----------         ----------          ---------               ----------
Net Increase in Net Assets Resulting from
 Operations                                         $     7,144         $   60,244          $  24,840               $    1,903
                                                    ===========         ==========          =========               ==========

(1)  Attributable to Retail Class Shares only.

(2) Fee has been reduced by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees in the amounts of $376 and $79, respectively. Excluding the adjustment, shareholder servicing and administrative servicing fees would have been $210 and $69, respectively.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
                                       34

Statements Of Operations (000)
For The Year Ended                                  [LOGO OMITTED]     RIVERPARK
September 30, 2016                                                     FUNDS
--------------------------------------------------------------------------------

                                                                 RiverPark Structural     RiverPark Strategic      RiverPark Focused
                                                                      Alpha Fund              Income Fund              Value Fund
                                                                 --------------------     -------------------      -----------------
Investment Income:
Dividends                                                           $        --              $      39          $   1,084
Interest                                                                     31                 38,959                  6
Foreign taxes withheld                                                       --                     (1)                --
                                                                    -----------              ----------         -----------
  Total Investment Income                                                    31                 38,997              1,090
                                                                    -----------              ----------         -----------
Expenses:
Investment Advisory Fees (Note 4)                                           277                  3,852                276
Shareholder Service Fees(1) (Note 4)                                          7                    913                  1
Administrator Fees (Note 4)                                                  11                    329                 24
Administrative Services Fee, Institutional Class Shares (Note 4)              7                    171                 (4)
Administrative Services Fee, Retail Class Shares (Note 4)                     4                    525                  1
Chief Compliance Officer Fees (Note 4)                                       --                      9                  1
Trustees' Fees (Note 4)                                                       1                     10                  1
Registration Fees                                                            32                     53                 63
Transfer Agent Fees                                                           4                    110                  9
Printing Fees                                                                 4                     57                  5
Professional Fees                                                             1                     40                  3
Custodian Fees                                                                1                     12                  1
Interest and Dividend Expense                                                --                    410                 --
Stock Loan Fee                                                               --                    122                 --
Offering Costs                                                               --                     --                 32
Insurance and Other Fees                                                      4                     43                  2
                                                                    -----------              ----------         -----------
  Total Expenses                                                            353                  6,656                415
                                                                    -----------              ----------         -----------
Advisor Waiver Recapture (Note 4)                                            --                     --                 12
                                                                    -----------              ----------         -----------
  Net Expenses                                                              353                  6,656                427
                                                                    -----------              ----------         -----------
Net Investment Income (Loss)                                               (322)                32,341                663
                                                                    -----------              ----------         -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
  Investments                                                                --                (29,054)              (615)
  Purchased Options                                                        (896)                    --                 --
  Written Options                                                         1,297                    155                 --
  Securities Sold Short, Not Yet Purchased                                   --                    217                 --
  Futures Contracts                                                        (638)                    --                 --
  Forward Foreign Currency Contracts                                         --                   (229)                --
  Foreign Currency Transactions                                              --                     32                 --
Net Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                                 2                 27,112              (2,584)
  Purchased Options                                                       1,169                     41                 --
  Written Options                                                           (67)                  (139)                --
  Securities Sold Short, Not Yet Purchased                                   --                   (835)                --
  Futures Contracts                                                        (166)                    --                 --
  Forward Foreign Currency Contracts                                         --                     75                 --
  Foreign Currency Transactions                                              --                     (1)                --
                                                                    -----------              ----------         -----------
Net Realized and Unrealized Gain (Loss)                                     701                 (2,626)            (3,199)
                                                                    -----------              ----------         -----------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                         $       379              $  29,715          $  (2,536)
                                                                    ===========              ==========         ===========

(1)  Attributable to Retail Class Shares only.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
                                       35

                                                    [LOGO OMITTED]     RIVERPARK
Statements of Changes in Net Assets (000)                              FUNDS
--------------------------------------------------------------------------------

                                                       RiverPark Large Growth Fund                  RiverPark/Wedgewood Fund
                                                ----------------------------------------    ----------------------------------------
                                                    Year Ended            Year Ended           Year Ended            Year Ended
                                                September 30, 2016    September 30, 2015    September 30, 2016    September 30, 2015
                                                ------------------    ------------------    ------------------    ------------------
Operations:
Net Investment Income                              $      327          $      247             $     5,276             $    6,713
Net Realized Gain (Loss) from Investments              (1,087)                919                (148,231)                80,634
Net Change in Unrealized Appreciation
 (Depreciation) on Investments                          7,904              (5,899)                203,199               (194,176)
                                                   -----------         -----------             -----------            -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                              7,144              (4,733)                 60,244               (106,829)
                                                   -----------         -----------             -----------            -----------
Distributions to Shareholders From:

Net Investment Income:
  Institutional Class Shares                               (5)                 --                  (9,635)                  (838)
  Retail Class Shares                                      --                  --                    (102)                    --
Net Realized Gains:
  Institutional Class Shares                             (584)               (429)                (76,296)               (77,897)
  Retail Class Shares                                    (752)             (1,433)                 (3,946)                (9,079)
                                                   -----------         -----------             -----------            -----------
Total Distributions to Shareholders                    (1,341)             (1,862)                (89,979)               (87,814)
                                                   -----------         -----------             -----------            -----------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                         3,725              25,338                 493,266              1,113,109
  Shares Issued as Reinvestment of Distributions          584                 382                  73,728                 67,574
  Shares Redeemed                                      (8,140)             (1,911)             (1,025,151)              (721,486)
                                                   -----------         -----------             -----------            -----------
Net Increase (Decrease) in Net Assets from
 Institutional Class Shares Transactions               (3,831)             23,809                (458,157)               459,197
                                                   -----------         -----------             -----------            -----------
Retail Class Shares:
  Shares Issued                                         3,318               9,430                  16,920                 48,675
  Shares Issued as Reinvestment of Distributions          751               1,427                   4,005                  8,911
  Shares Redeemed                                     (20,789)            (15,721)                (78,105)              (144,201)
                                                   -----------         -----------             -----------            -----------
Net Decrease in Net Assets from Retail Class
 Shares Transactions                                  (16,720)             (4,864)                (57,180)               (86,615)
                                                   -----------         -----------             -----------            -----------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                           (20,551)             18,945                (515,337)               372,582
                                                   -----------         -----------             -----------            -----------
Net Increase (Decrease) in Net Assets                 (14,748)             12,350                (545,072)               177,939
Net Assets:
Beginning of Year                                      79,597              67,247               2,087,871              1,909,932
                                                   ===========         ===========            ============            ===========
End of Year                                        $   64,849          $   79,597             $ 1,542,799             $2,087,871
                                                   ===========         ===========            ============            ===========
Undistributed Net Investment Income                $      827          $      481             $     1,404             $    5,875
                                                   ===========         ===========            ============            ===========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                           218               1,386                  29,368                 59,506
  Shares Issued as Reinvestment of Distributions           33                  22                   4,388                  3,797
  Shares Redeemed                                        (466)               (103)                (61,890)               (39,183)
                                                   -----------         -----------             -----------            -----------
Net Increase (Decrease) in Institutional
 Class Shares                                            (215)              1,305                 (28,134)                24,120
                                                   -----------         -----------             -----------            -----------
Retail Class Shares:
  Shares Issued                                           197                 514                   1,043                  2,663
  Shares Issued as Reinvestment of Distributions           43                  81                     241                    506
  Shares Redeemed                                      (1,209)               (860)                 (4,753)                (7,986)
                                                   -----------         -----------             -----------            -----------
Net Decrease in Retail Class Shares                      (969)               (265)                 (3,469)                (4,817)
                                                   -----------         -----------             -----------            -----------
Net Increase (Decrease) in Share Transactions          (1,184)              1,040                 (31,603)                19,303
                                                   ===========         ===========            ============            ===========

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       36

                                                    [LOGO OMITTED]     RIVERPARK
Statements of Changes in Net Assets (000)                              FUNDS
--------------------------------------------------------------------------------

                                                RiverPark Short Term High Yield Fund          RiverPark Long/Short Opportunity Fund
                                             ------------------------------------------     ----------------------------------------
                                                 Year Ended              Year Ended             Year Ended            Year Ended
                                             September 30, 2016      September 30, 2015     September 30, 2016    September 30, 2015
                                             ------------------      ------------------     ------------------    ------------------
Operations:
Net Investment Income (Loss)                     $   24,754            $    28,774            $ (1,983)            $   (1,629)
Net Realized Loss from Investments,
  Purchased and Written Options, Securities
  Sold Short, Not Yet Purchased, Swap
  Contracts and Foreign Currency Transactions       (11,595)                (6,474)               (213)                  (320)
Net Change in Unrealized Appreciation
  (Depreciation) on Investments, Purchased
  and Written Options and Securities Sold Short,
  Not Yet Purchased                                  11,681                 (7,546)              4,099                 (2,920)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                           24,840                 14,754               1,903                 (4,869)
                                                 -----------           -------------          ---------            ------------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                        (18,488)               (22,429)                 --                     --
  Retail Class Shares                                (6,503)                (6,697)                 --                     --
Net Realized Gains:
  Institutional Class Shares                             --                     --                  --                     --
  Retail Class Shares                                    --                     --                  --                     --
                                                 -----------           -------------          ---------            ------------
Total Distributions to Shareholders                 (24,991)               (29,126)                 --                     --
                                                 -----------           -------------          ---------            ------------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                     213,842                194,381              48,516                 43,850
  Shares Issued as Reinvestment of Distributions     15,151                 17,771                  --                     --
  Shares Redeemed                                  (288,318)              (215,739)            (43,655)               (49,660)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Net Assets from
 Institutional Class Shares Transactions            (59,325)                (3,587)              4,861                 (5,810)
                                                 -----------           -------------          ---------            ------------
Retail Class Shares:
  Shares Issued                                     132,007                 50,730                 187                  2,415
  Shares Issued as Reinvestment of Distributions      6,452                  6,541                  --                     --
  Shares Redeemed                                   (67,706)               (74,543)             (9,539)                (4,764)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Net Assets from
 Retail Class Shares Transactions                    70,753                (17,272)             (9,352)                (2,349)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                          11,428                (20,859)             (4,491)                (8,159)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Net Assets                11,277                (35,231)             (2,588)               (13,028)
Net Assets:

Beginning of Year                                   870,270                905,501             110,442                123,470
                                                 -----------           -------------          ---------            ------------
End of Year                                      $  881,547            $   870,270            $107,854             $  110,442
                                                 ===========           =============          =========            ============
Accumulated Undistributed Net Investment
Income/Accumulated Net Investment Loss           $       81            $       106            $    601             $   (1,484)
                                                 ===========           =============          =========            ============
Shares Issued and Redeemed:

Institutional Class Shares:

  Shares Issued                                      21,930                 19,608               4,786                  4,111
  Shares Issued as Reinvestment of
   Distributions                                      1,553                  1,796                  --                     --
  Shares Redeemed                                   (29,557)               (21,771)             (4,307)                (4,686)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Institutional
 Class Shares                                        (6,074)                  (367)                479                   (575)
                                                 -----------           -------------          ---------            ------------
Retail Class Shares:

  Shares Issued                                      13,565                  5,127                  18                    226
  Shares Issued as Reinvestment of Distributions        664                    663                  --                     --
  Shares Redeemed                                    (6,965)                (7,543)               (964)                  (453)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Retail Class Shares        7,264                 (1,753)               (946)                  (227)
                                                 -----------           -------------          ---------            ------------
Net Increase (Decrease) in Share Transactions         1,190                 (2,120)               (467)                  (802)
                                                 ===========           =============          =========            ============

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
                                       37

                                                    [LOGO OMITTED]     RIVERPARK
Statements of Changes in Net Assets (000)                              FUNDS
--------------------------------------------------------------------------------

                                                  RiverPark Structural Alpha Fund                RiverPark Strategic Income Fund
                                              -----------------------------------------     ----------------------------------------
                                                   Year Ended            Year Ended             Year Ended            Year Ended
                                              September 30, 2016     September 30, 2015     September 30, 2016    September 30, 2015
                                              ------------------     ------------------     ------------------    ------------------
Operations:

Net Investment Income (Loss)                      $    (322)            $    (227)            $    32,341           $   33,003
Net Realized Gain (Loss) from Investments,
  Purchased and Written Options,
  Securities Sold Short, Not Yet Purchased,
  Forward Foreign Currency
  Contracts and Foreign Currency Transactions          (237)                  888                 (28,879)              (8,856)
Net Change in Unrealized Appreciation
  (Depreciation) on Investments,
  Purchased and Written Options, Securities
  Sold Short, Not Yet Purchased,
  Forward Foreign Currency Contracts and
  Foreign Currency Transactions                         938                  (827)                 26,253              (37,125)
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                              379                  (166)                 29,715              (12,978)
                                                  ----------            -----------            -----------          ------------
Distributions to Shareholders From:

Net Investment Income:

  Institutional Class Shares                             --                    --                 (13,264)             (15,111)
  Retail Class Shares                                    --                    --                 (20,263)             (21,088)
Net Realized Gains:

  Institutional Class Shares                           (267)                 (322)                     --                 (242)
  Retail Class Shares                                   (51)                  (54)                     --                 (368)
                                                  ----------            -----------            -----------          ------------
Total Distributions to Shareholders                    (318)                 (376)                (33,527)             (36,809)
                                                  ----------            -----------            -----------          ------------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                       6,761                 7,876                 114,521              183,885
  Shares Issued as Reinvestment of Distributions        266                   322                  10,798               13,221
  Shares Redeemed                                    (4,399)               (1,110)               (125,341)            (135,144)
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Net Assets from
Institutional Class Shares Transactions               2,628                 7,088                     (22)              61,962
                                                  ----------            -----------            -----------          ------------
Retail Class Shares:
  Shares Issued                                         724                 3,727                  82,177              182,290
  Shares Issued as Reinvestment of Distributions         51                    54                  20,212               21,337
  Shares Redeemed                                    (1,806)               (1,284)               (130,162)             (88,474)
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Net Assets from
Retail Class Shares Transactions                     (1,031)                2,497                 (27,773)             115,153
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Net Assets from
Capital Share Transactions                            1,597                 9,585                 (27,795)             177,115
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Net Assets                 1,658                 9,043                 (31,607)             127,328
Net Assets:
Beginning of Year                                    17,872                 8,829                 639,284              511,956
                                                  ----------            -----------            -----------          ------------
End of Year                                       $  19,530             $  17,872             $   607,677           $  639,284
                                                  ==========            ===========            ===========          ============
Accumulated Undistributed Net Investment
  Income/Accumulated Net Investment Loss          $    (228)           $     (186)            $        29           $       67
                                                  ==========            ===========            ===========          ============
Shares Issued and Redeemed:

Institutional Class Shares:

  Shares Issued                                         674                   759               12,490                  18,326
  Shares Issued as Reinvestment of Distributions         26                    32                1,174                   1,330
  Shares Redeemed                                      (438)                 (107)             (13,631)                (13,598)
                                                  ----------            -----------            -----------          ------------
Net Increase in Institutional Class Shares              262                   684                   33                   6,058
                                                  ----------            -----------            -----------          ------------
Retail Class Shares:

  Shares Issued                                          73                   362                8,954                  18,173
  Shares Issued as Reinvestment of Distributions          5                     5                2,201                   2,148
  Shares Redeemed                                      (181)                 (126)             (14,085)                 (8,857)
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Retail Class Shares         (103)                  241                (2,930)                11,464
                                                  ----------            -----------            -----------          ------------
Net Increase (Decrease) in Share Transactions           159                   925                (2,897)                17,522
                                                  ==========            ===========            ===========          ============

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       38

                                                    [LOGO OMITTED]     RIVERPARK
Statements of Changes in Net Assets (000)                              FUNDS
--------------------------------------------------------------------------------

                                                                                           RiverPark Focused Value Fund
                                                                                     ---------------------------------------------
                                                                                        Year Ended              Period Ended
                                                                                     September 30, 2016      September 30, 2015*
                                                                                     ------------------ --------------------------
Operations:
Net Investment Income                                                                   $        663             $    148
Net Realized Loss from Investments                                                              (615)                 (33)
Net Change in Unrealized Depreciation on Investments                                          (2,584)              (5,105)
                                                                                        -------------            ---------
Net Decrease in Net Assets Resulting from Operations                                          (2,536)              (4,990)
                                                                                        -------------            ---------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                                                    (256)                 --
  Retail Class Shares                                                                             (1)                 --
Net Realized Gains:
  Institutional Class Shares                                                                     (18)                 --
  Retail Class Shares                                                                             --                  --
                                                                                        -------------            ---------
Total Distributions to Shareholders                                                             (275)                 --
                                                                                        -------------            ---------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                                                                3,442              48,467
  Shares Issued as Reinvestment of Distributions                                                 274                  --
  Shares Redeemed                                                                             (2,334)               (344)
                                                                                        -------------            ---------
Net Increase in Net Assets from Institutional Class Shares Transactions                        1,382              48,123
                                                                                        -------------            ---------
Retail Class Shares:
  Shares Issued                                                                                  503                 661
  Shares Issued as Reinvestment of Distributions                                                   2                  --
  Shares Redeemed                                                                               (425)               (231)
                                                                                        -------------            ---------
Net Increase in Net Assets from Retail Class Shares Transactions                                  80                 430
                                                                                        -------------            ---------
Net Increase in Net Assets from Capital Share Transactions                                     1,462              48,553
                                                                                        -------------            ---------
Net Increase (Decrease) in Net Assets                                                         (1,349)             43,563
Net Assets:
Beginning of Year or Period                                                                   43,563                  --
                                                                                        -------------            ---------
End of Year or Period                                                                   $     42,214             $43,563
                                                                                        =============            =========
Undistributed Net Investment Income                                                     $        557             $   149
                                                                                        =============            =========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                                                  442               5,079
  Shares Issued as Reinvestment of Distributions                                                  33                  --
  Shares Redeemed                                                                               (299)                (35)
                                                                                        -------------            ---------
Net Increase in Institutional Class Shares                                                       176               5,044
                                                                                        -------------            ---------
Retail Class Shares:
  Shares Issued                                                                                   62                  66
  Shares Redeemed                                                                                (53)                (23)
                                                                                        -------------            ---------
Net Increase in Retail Class Shares                                                                9                  43
                                                                                        -------------            ---------
Net Increase in Share Transactions                                                               185               5,087
                                                                                        =============            =========

*    Fund commenced operations on March 31, 2015.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
                                       39

Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year Ended September 30,
--------------------------------------------------------------------------------

                                                                                             DISTRIBUTIONS
                                                                                             OF
                                     NET ASSET     NET           REALIZED AND                DIVIDENDS
                                     VALUE,        INVESTMENT    UNREALIZED      TOTAL FROM  FROM NET   DISTRIBUTIONS
                                     BEGINNING OF  INCOME        GAINS (LOSSES)  INVESTMENT  INVESTMENT FROM NET       TOTAL
                                     YEAR          (LOSS)(1)     ON INVESTMENTS  OPERATIONS  INCOME     REALIZED GAINS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund
  Institutional Class Shares
      2016                           $ 16.93       $   0.09         $  1.69       $  1.78    $     --(2)   $   (0.30)    $  (0.30)
      2015                             18.34           0.09           (0.99)        (0.90)         --          (0.51)       (0.51)
      2014                             16.28           0.02            2.21          2.23       (0.04)         (0.13)       (0.17)
      2013                             13.27           0.05            3.04          3.09       (0.02)         (0.06)       (0.08)
      2012                             10.09           0.01            3.17          3.18          --             --           --
  Retail Class Shares
      2016                           $ 16.77       $   0.06         $  1.67       $  1.73    $     --        $ (0.30)    $  (0.30)
      2015                             18.21           0.05           (0.98)        (0.93)         --          (0.51)       (0.51)
      2014                             16.18          (0.03)           2.19          2.16          --(2)       (0.13)       (0.13)
      2013                             13.21           0.01            3.03          3.04       (0.01)         (0.06)       (0.07)
      2012                             10.07          (0.03)           3.17          3.14          --             --           --
RiverPark/Wedgewood Fund
  Institutional Class Shares
      2016                           $ 16.93       $   0.05         $  0.60       $  0.65    $   (0.08)      $ (0.68)    $  (0.76)
      2015                             18.37           0.06           (0.67)        (0.61)       (0.01)        (0.82)       (0.83)
      2014                             16.21           0.01            2.41          2.42           --         (0.26)       (0.26)
      2013                             13.88          (0.01)           2.38          2.37           --         (0.04)       (0.04)
      2012                             10.32          (0.05)           3.61          3.56           --(2)         --           --
  Retail Class Shares
      2016                           $ 16.73       $   0.10(4)      $  0.59       $  0.69    $    (0.02)     $ (0.68)    $  (0.70)
      2015                             18.21             --(2)        (0.66)        (0.66)           --        (0.82)       (0.82)
      2014                             16.09          (0.03)           2.41          2.38            --        (0.26)       (0.26)
      2013                             13.82          (0.05)           2.36          2.31            --        (0.04)       (0.04)
      2012                             10.30          (0.08)           3.60          3.52            --           --           --

+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)  Per share data was calculated using average shares for the period.

(2)  Amount represents less than $0.01 per share.

(3)  Ratio includes previously waived investment advisory fees recovered.

(4) The net investment income per share has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the net investment income per share would have been $0.01 per share.

(5) Total return has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, total return would have been 3.63%.

(6) The ratio of net expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net expenses to average net assets would have been 1.08%.

(7) The ratio of net investment income to average net assets has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net investment income to average net assets would have been 0.04%.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       40

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

                                                                    RATIO OF TOTAL
                                                                    EXPENSES TO
                                                                    AVERAGE
                                                                    NET ASSETS,      RATIO OF NET
NET ASSET                                       RATIO OF NET        EXCLUDING        INVESTMENT
VALUE, END                  NET ASSETS, END OF  EXPENSES TO         ADVISOR WAIVER   INCOME (LOSS) TO   PORTFOLIO
OF YEAR     TOTAL RETURN++  YEAR (000)          AVERAGE NET ASSETS  RECAPTURE        AVERAGE NET ASSETS TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
  $ 18.41      10.58%        $      34,056           0.98%(3)         0.90%               0.54%            33%
    16.93       (5.03)              34,963           1.00(3)          0.95                0.47             30
    18.34       13.75+              13,954           1.00(3)          0.98                0.13             33
    16.28       23.46+               6,299           1.00             1.06                0.32             45
    13.27       31.52+               3,804           1.00             2.78                0.08             24

  $ 18.20       10.36%       $      30,793           1.17%(3)         1.11%               0.37%            33%
    16.77       (5.23)              44,634           1.25(3)          1.23                0.29             30
    18.21       13.44+              53,293           1.25             1.26               (0.14)            33
    16.18       23.15+              26,221           1.25             1.31                0.06             45
    13.21       31.18+              15,383           1.25             1.74               (0.20)            24

  $ 16.82        3.88%       $   1,489,036           0.82%            0.82%               0.28%            24%
    16.93       (3.52)           1,975,999           0.85             0.85                0.34             24
    18.37       15.04            1,700,475           0.88             0.88                0.06             24
    16.21       17.15              834,476           0.92(3)          0.89               (0.06)            20
    13.88       34.50+             279,016           1.00             1.03               (0.40)            24

  $ 16.72        4.13%(5)    $      53,763           0.54%(6)         0.54%(6)            0.58%(7)         24%
    16.73       (3.83)             111,872           1.16             1.16               (0.02)            24
    18.21       14.91              209,457           1.05             1.05               (0.17)            24
    16.09       16.79              346,211           1.17(3)          1.14               (0.32)            20
    13.82       34.17+             173,582           1.25             1.27               (0.64)            24

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       41

Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year or Period Ended September 30,
--------------------------------------------------------------------------------

                                                                                           DISTRIBUTIONS
                                     NET ASSET     NET        REALIZED AND                 OF DIVIDENDS
                                     VALUE,        INVESTMENT UNREALIZED GAINS TOTAL FROM  FROM NET     DISTRIBUTIONS
                                     BEGINNING OF  INCOME     (LOSSES) ON      INVESTMENT  INVESTMENT   FROM NET       TOTAL
                                     PERIOD        (LOSS)(1)  INVESTMENTS      OPERATIONS  INCOME       REALIZED GAINS DISTRIBUTIONS
------------------------------------- ------------ ------------ -------------- ---------- ------------- ----------------------------
RiverPark Short Term High Yield Fund
  Institutional Class Shares
    2016                             $     9.78     $  0.29      $     --(9)   $   0.29    $  (0.29)      $    --     $   (0.29)
    2015                                   9.94        0.33         (0.16)         0.17       (0.33)           --         (0.33)
    2014                                   9.98        0.38         (0.04)         0.34       (0.38)           --         (0.38)
    2013                                  10.01        0.39         (0.07)         0.32       (0.35)           --         (0.35)
    2012                                   9.88        0.44          0.08          0.52       (0.39)           --         (0.39)
  Retail Class Shares
    2016                             $     9.75     $  0.27      $     --(9)   $   0.27    $  (0.27)      $    --     $   (0.27)
    2015                                   9.92        0.30         (0.16)         0.14       (0.31)           --         (0.31)
    2014                                   9.97        0.36         (0.05)         0.31       (0.36)           --         (0.36)
    2013                                   9.99        0.37         (0.06)         0.31       (0.33)           --         (0.33)
    2012                                   9.88        0.42          0.06          0.48       (0.37)           --         (0.37)
RiverPark Long/Short Opportunity Fund
  Institutional Class Shares
    2016                             $    10.09     $ (0.18)     $   0.38      $   0.20    $     --        $   --     $      --
    2015                                  10.51       (0.15)        (0.27)        (0.42)         --            --            --
    2014                                  10.10       (0.21)         0.62          0.41          --            --            --
    2013                                  10.14       (0.22)         0.27          0.05          --         (0.09)        (0.09)
    2012(2)                               10.00       (0.13)         0.27          0.14          --            --            --
  Retail Class Shares
    2016                             $    10.03     $ (0.17)     $   0.35      $   0.18    $     --        $   --     $      --
    2015                                  10.46       (0.16)        (0.27)        (0.43)         --            --            --
    2014                                  10.08       (0.22)         0.60          0.38          --            --            --
    2013                                  10.13       (0.23)         0.27          0.04          --         (0.09)        (0.09)
    2012(2)                               10.04       (0.13)         0.22          0.09          --            --            --

+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)  Per share data was calculated using average shares for the period.

(2) Institutional Class shares commenced operations on March 30, 2012 and Retail Class Shares commenced operations on April 3, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(3) Dividend expense and stock loan fee totaled 1.64% of average net assets for the year ended September 30, 2012. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(4) Dividend expense and stock loan fee totaled 1.61% of average net assets for the year ended September 30, 2013. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(5) Dividend expense and stock loan fee totaled 1.37% of average net assets for the year ended September 30, 2014. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(6) Dividend expense and stock loan fee totaled 1.16% of average net assets for the year ended September 30, 2015. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(7) Dividend expense and stock loan fee totaled 1.35% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 1.78% and 1.98%, respectively.

(8)  Ratios include previously waived investment advisory fees recovered.

(9)  Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       42

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

                                                                       RATIO OF TOTAL
                                                                       EXPENSES TO AVERAGE
                                                RATIO OF NET           NET ASSETS, INCLUDING
                                                EXPENSES TO AVERAGE    DIVIDEND EXPENSE      RATIO OF NET
                                                NET ASSETS, INCLUDING  AND STOCK LOAN FEE,   INVESTMENT INCOME
NET ASSET VALUE,  TOTAL     NET ASSETS,         DIVIDEND EXPENSE       EXCLUDING ADVISOR     (LOSS) TO AVERAGE   PORTFOLIO
END OF PERIOD     RETURN++  END OF PERIOD (000) AND STOCK LOAN FEE     WAIVER RECAPTURE      NET ASSETS          TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
  $   9.78           3.05%    $    606,510             0.84%                  0.84%                2.98%               114%
      9.78           1.72          666,036             0.87                   0.87                 3.31                 90
      9.94           3.48          680,443             0.90                   0.90                 3.81                195
      9.98           3.39          587,334             0.99(8)                0.94                 3.88                390
     10.01           5.32+         100,224             1.00                   1.12                 4.42                611

  $   9.75           2.81%    $    275,037             1.08%                  1.08%                2.74%               114%
      9.75           1.47          204,234             1.18                   1.18                 3.00                 90
      9.92           3.02          225,058             1.18                   1.18                 3.62                195
      9.97           3.14          285,742             1.25(8)                1.21                 3.75                390
      9.99           4.88+          97,701             1.25                   1.32                 4.23                611

  $  10.29           1.98%     $   104,030             3.13%(7)(8)            3.12%                (1.75)%              40%
     10.09          (4.00)          97,196             3.01(6)(8)             3.00                 (1.41)               35
     10.51           4.06          107,276             3.22(5)(8)             3.16                 (1.99)               59
     10.10           0.55+          26,686             3.46(4)                3.60                 (2.22)               56
     10.14           1.40+          19,994             3.49(3)                4.12                 (2.61)               20

  $  10.21           1.79%     $     3,824             3.33%(7)(8)            3.31%                (1.70)%              40%
     10.03          (4.11)          13,246             3.16(6)(8)             3.19                 (1.55)               35
     10.46           3.77           16,194             3.37(5)(8)             3.29                 (2.03)               59
     10.08           0.45+          72,410             3.61(4)                3.71                 (2.32)               56
     10.13           0.90+           4,302             3.68(3)                4.18                 (2.78)               20

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                       43

Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year or Period Ended September 30,
--------------------------------------------------------------------------------

                                                                                           DISTRIBUTIONS
                                     NET ASSET     NET        REALIZED AND                 OF DIVIDENDS
                                     VALUE,        INVESTMENT UNREALIZED GAINS TOTAL FROM  FROM NET     DISTRIBUTIONS
                                     BEGINNING OF  INCOME     (LOSSES) ON      INVESTMENT  INVESTMENT   FROM NET       TOTAL
                                     PERIOD        (LOSS)(1)  INVESTMENTS      OPERATIONS  INCOME       REALIZED GAINS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund
  Institutional Class Shares
    2016(10)                       $    10.13     $  (0.16)      $  0.35         $  0.19    $    --        $  (0.17)    $ (0.17)
    2015                                10.50        (0.19)         0.23            0.04         --           (0.41)      (0.41)
    2014                                10.12        (0.18)         0.73            0.55         --           (0.17)      (0.17)
    2013(2)                             10.00        (0.05)         0.17            0.12         --              --          --
  Retail Class Shares
    2016(10)                       $    10.07     $  (0.19)      $  0.37         $  0.18    $    --        $  (0.17)    $ (0.17)
    2015                                10.47        (0.21)         0.22            0.01         --           (0.41)      (0.41)
    2014                                10.12        (0.20)         0.72            0.52         --           (0.17)      (0.17)
    2013(2)                             10.00        (0.05)         0.17            0.12         --              --          --
RiverPark Strategic Income Fund
  Institutional Class Shares
    2016                           $     9.49     $   0.52        $(0.04)        $  0.48    $ (0.54)       $     --      $ (0.54)
    2015                                10.26         0.56         (0.72)          (0.16)     (0.60)          (0.01)       (0.61)
    2014(3)                             10.00         0.59          0.12(7)         0.71      (0.45)             --(6)     (0.45)
  Retail Class Shares
    2016                           $     9.48     $   0.49        $(0.04)        $  0.45    $ (0.51)       $     --      $ (0.51)
    2015                                10.26         0.53         (0.72)          (0.19)     (0.58)          (0.01)       (0.59)
    2014(3)                             10.00         0.55          0.14(7)         0.69      (0.43)             --(6)     (0.43)
RiverPark Focused Value Fund
  Institutional Class Shares
    2016(10)                       $     8.56     $   0.13        $(0.63)        $ (0.50)   $ (0.05)       $     --(6)   $ (0.05)
    2015(4)                             10.00         0.07         (1.51)          (1.44)        --              --           --
  Retail Class Shares
    2016(10)                       $     8.56     $   0.10        $(0.63)        $ (0.53)   $ (0.03)       $     --(6)   $ (0.03)
    2015(4)                             10.00         0.05         (1.49)          (1.44)        --              --          --

+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)  Per share data was calculated using average shares for the period.

(2) Commenced operations on June 28, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(3) Commenced operations on September 30, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(4) Commenced operations on March 31, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(5)  Ratios include previously waived investment advisory fees recovered.

(6)  Amount represents less than $0.01 per share.

(7) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(8)  Note that the ratio is zero due to not having any long-term securities.

(9) Dividend expense and stock loan fee totaled 0.09% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 0.84% and 1.15%, respectively.

(10) For the year ended September 30, 2016, the Adviser has recovered previously waived investment advisory fees in the Institutional Class while waiving investment advisory fees in the Retail Class.

    The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
                                       44

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

                                                                               RATIO OF TOTAL
                                                                               EXPENSES TO AVERAGE
                                                        RATIO OF NET           NET ASSETS, INCLUDING
                                                        EXPENSES TO AVERAGE    DIVIDEND EXPENSE       RATIO OF NET
                                                        NET ASSETS, INCLUDING  AND STOCK LOAN FEE,    INVESTMENT INCOME   PORTFOLIO
NET ASSET VALUE,                  NET ASSETS,           DIVIDEND EXPENSE AND   EXCLUDING ADVISOR      (LOSS) TO AVERAGE   TURNOVER
END OF PERIOD    TOTAL RETURN++   END OF PERIOD (000)   STOCK LOAN FEE         WAIVER RECAPTURE       NET ASSETS          RATE
------------------------------------------------------------------------------------------------------------------------------------
$   10.15             1.89%        $  17,344                1.75%(5)               1.74%                (1.59)%             0%(8)
    10.13             0.46+           14,646                1.75                   1.90                 (1.82)              0(8)
    10.50             5.46+            8,003                1.75                   2.22                 (1.72)              0(8)
    10.12             1.20+            8,118                1.75                   2.99                 (1.73)              0

$   10.08             1.80%        $   2,186                2.00%                  2.09%                (1.85)%             0%(8)
    10.07             0.17+            3,226                2.00                   2.24                 (2.07)              0(8)
    10.47             5.16+              826                2.00                   2.56                 (1.97)              0(8)
    10.12             1.20+              885                2.00                   3.32                 (1.98)              0

$    9.43             5.34%        $ 246,474                0.93%(9)               0.93%                 5.64%             69%
     9.49            (1.63)          247,726                0.90                   0.90                  5.57              54
    10.26             7.16           205,825                0.91                   0.91                  5.67              61

$    9.42             5.08%        $ 361,203                1.24%(9)               1.24%                 5.32%             69%
     9.48            (1.98)          391,558                1.19                   1.19                  5.29              54
    10.26             6.93           306,131                1.24                   1.24                  5.29              61

$    8.01            (5.83)%       $  41,803                1.00%(5)               0.97%                 1.57%             26%
     8.56           (14.40)+          43,200                1.00                   1.25                  1.35              14

$    8.00            (6.14)%       $     411                1.25%                  1.35%                 1.29%             26%
     8.56           (14.40)+             363                1.25                   1.60                  1.01              14

    The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
                                       45

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

1. Organization

RiverPark Funds Trust (the "Trust"), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2016, the Trust was comprised of seven funds: the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/ Short Opportunity Fund, RiverPark Structural Alpha Fund, RiverPark Strategic Income Fund and the RiverPark Focused Value Fund (each a "Fund" and collectively the "Funds"). The investment objective of the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund and RiverPark Focused Value Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. The investment objective of the RiverPark Structural Alpha Fund is to seek long-term capital appreciation while exposing investors to less risk than broad stock market indices. Each of the Funds is diversified with the exception of the RiverPark/Wedgewood Fund and RiverPark Focused Value Fund which are both non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund, has registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees. The RiverPark Short Term High Yield Fund was closed to new investors on June 21, 2013.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services -- Investment Companies.

Valuation of Investments -- Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange ("NYSE"). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis which approximates fair value. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees ("the Board").

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a "business day"). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.


--------------------------------------------------------------------------------
                                       46

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


2. Summary of Significant Accounting Policies (continued)

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedules of Securities Sold Short, Not Yet Purchased, Schedules of Open Options Purchased, Schedules of Open Options Written, open forward currency contracts and list of open swap contracts.

It is the Funds' policy to recognize transfers into and out of Levels at the end of the reporting period. For the year ended September 30, 2016, there were no significant changes to the Funds' fair value methodologies.

Securities Sold Short, Not Yet Purchased -- As consistent with the RiverPark Long/Short Opportunity Fund's investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. As consistent with the RiverPark Strategic Income Fund's investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 15% of the value of its net assets. A short sale is the sale by a fund of a security which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A realized gain, limited to the price at which the Funds sold the security short, or a realized loss, unlimited in size on a standalone basis, will be recognized upon the close of a short sale.

Until the Funds close their short position or replace the borrowed security, the Funds will maintain a segregated account with its custodian containing marginable securities. The Funds may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.


--------------------------------------------------------------------------------
                                       47

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

Written/Purchased Options -- Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options as well as purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund may sell uncovered call and put options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets. The RiverPark Structural Alpha Fund may purchase or sell options or option spreads, so long as the aggregate net notional value does not exceed 125%, and the gross notional value does not exceed 250% of the value of its assets.

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Purchased and written equity and index options transactions entered into during the year ended September 30, 2016 are summarized as follows:

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund                      Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of Contracts      Cost         Number of Contracts      Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year .............         786            $ 260,414             242               $     69,697
Expired ..........................................        (629)            (208,772)             --                         --
Executed .........................................         (53)             (26,282)             --                         --
Closing buys .....................................          --                   --            (242)                   (69,697)
Sold .............................................        (104)             (25,360)             --                         --
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year ...................          --            $      --              --               $         --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund                            Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of Contracts      Cost         Number of Contracts      Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year .............          90           $1,066,419             182               $    997,265
Written ..........................................          --                   --           1,123                  2,785,515
Purchased ........................................         354            2,170,200              --                         --
Expired ..........................................        (189)            (811,754)           (459)                (1,300,944)
Closing buys .....................................          --                   --            (610)                (1,263,606)
Sold .............................................        (119)            (998,419)             --                         --
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year ...................         136           $1,426,446             236               $  1,218,230
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       48

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund                         Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts      Cost         Number of Contracts      Premiums Received
----------------------------------------------------------------------------------------------------------- ------------------------
Balance at the beginning of the year ...............      --           $     --                 1,250            $    154,635
Purchased ..........................................     500             93,020                    --                      --
Expired ............................................      --                 --                (1,250)               (154,635)
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year .....................     500          $  93,020                    --            $         --
------------------------------------------------------------------------------------------------------------------------------------

Purchased and written options held as of September 30, 2016 are disclosed separately on the Statements of Assets and Liabilities. The realized and unrealized gain (loss) from purchased and written options are disclosed separately on the Statements of Operations.

All purchased and written options have equity risk exposure. Additionally, all purchased and written options held as of September 30, 2016 are exchange-traded and therefore no right of offset exists.

Swap Agreements -- The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund's restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or monthly during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the


--------------------------------------------------------------------------------
                                       49

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


2. Summary of Significant Accounting Policies (continued)

potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligation under the swap contract.

All swaps held by the RiverPark Long/Short Opportunity Fund during the year ended September 30, 2016 had equity risk exposure.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Monthly reset payments on the total return swap are inclusive of interest, commissions and dividends which are recorded as part of the net realized gains and losses in the Statement of Operations. Net realized gain on swap contracts was $2,139,502 for the year ended September 30, 2016. The total return swaps reset monthly, as such there was $0 unrealized appreciation (depreciation) as of September 30, 2016. The total return swaps that the RiverPark Long/Short Opportunity Fund transacts in are subject to a netting arrangement.

Total return swap transactions entered into during the year ended September 30, 2016 are summarized as follows:

--------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund                         Total Return Swaps
--------------------------------------------------------------------------------
                                                             Number of Contracts
--------------------------------------------------------------------------------
Swap contracts outstanding at the beginning of the year ....      277,261
Opened .....................................................      512,274
Closed .....................................................     (345,248)
--------------------------------------------------------------------------------
Swap contracts outstanding at the end of the year ..........      444,287
--------------------------------------------------------------------------------

This turnover is inclusive of monthly swap resets, swap expirations and swap transactions with the counterparty. The open swap contracts are collateralized by $1,300,000 in cash.

Futures and Options on Futures on Stock Indices -- The RiverPark Structural Alpha Fund intends to use futures and may use options on futures. The use of futures involves the risk that the futures contract may temporarily not correlate with the underlying index on which it is based. Additionally, futures contracts are leveraged vehicles where limited amounts of capital can expose the Fund to significant exposure to changes in the underlying index. Options on futures involve the risks associated with futures as well as the risks associated with using index options. When options are purchased over-the-counter, the Fund will bear the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions. At September 30, 2016 the options contracts were fully collateralized by $9,392,962 in securities pledged and $2,891,995 in cash.

Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument. Such unrealized is included as a component of the net assets on the Statement of Assets and Liabilities. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. As of September 30, 2016, the RiverPark Structural Alpha Fund has open futures contracts and during the year ended, all futures contracts held had equity risk exposure. For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the Schedule of Investments, are representative of the volume of activity during the period. The realized and unrealized gain (loss) from futures contracts are disclosed separately on the Statements of Operations. Additionally, all futures contracts held are exchange-traded and therefore no right of offset exists. In addition to the $9,392,962 in collateral noted on the Schedule of Investments for the open option contracts, the futures contracts were also collateralized by $1,232,044 in cash.

Master Limited Partnerships -- The Funds may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To


--------------------------------------------------------------------------------
                                       50

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


2. Summary of Significant Accounting Policies (continued)

qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds' shares. Dividends from MLPs are recorded on the ex-dividend date.

Investment Transactions -- Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments -- Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses -- Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund's do not isolate that portion of realized or unrealized gains and losses resulting from changes in


--------------------------------------------------------------------------------
                                       51

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


2. Summary of Significant Accounting Policies (continued)

the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts -- Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts ("forward contracts") in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk -- the risk of loss due to a decline in the value of the hedged currencies -- at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2016, the RiverPark Strategic Income Fund held forward contracts as currency hedges against foreign bonds. It is the Funds' policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. In accordance with this policy, unrealized appreciation and depreciation as of September 30, 2016 are presented in unrealized appreciation or unrealized depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and unrealized gains (losses) on forward contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2016, the total amount of open forward foreign currency contracts, as presented in the RiverPark Strategic Income Fund's Schedule of Investments, are representative of the volume of activity for this derivative type during the period.

The forward foreign currency contracts held by the RiverPark Strategic Income Fund during the year ended September 30, 2016 had currency risk exposure.

Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Focused Value Fund and declared and paid monthly for the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes -- Each Fund intends to qualify or continue to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2016, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.


--------------------------------------------------------------------------------
                                       52

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

3. Derivative Transactions

The fair value of derivative instruments as of September 30, 2016:

                                                     Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Fund                                                         Location                 Asset Derivatives       Liability Derivatives
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund
  Equity contracts (Equity Risk)
      Purchased Options ...............          Purchased Options, at value              $    1,867               $     --
      Written Options .................           Written Options, at value                       --                  (1,025)
      Index Futures Contracts .........      Variation margin payable on futures                  --                     (33)
                                                                                          ----------               ----------
                                                                                          $    1,867               $  (1,058)
                                                                                          ==========               ==========

RiverPark Strategic Income Fund
  Equity contracts (Equity Risk)
      Purchased Options ...............          Purchased Options, at value              $      134              $       --
  Foreign exchange contracts (Currency Risk)     Unrealized appreciation on
      Forward contracts ...............       forward foreign currency contracts                  24                      --
                                                                                          ----------              ----------
                                                                                          $      158              $       --
                                                                                          ==========              ==========

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2016 was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

                                                                                  Change in Unrealized
                                                              Net Realized            Appreciation
Fund                                                           Gain/(Loss)           (Depreciation)           Total
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund
  Equity contracts (Equity Risk)
      Purchased Options .............................          $   (41)                $      89              $    48
      Written Options ...............................              (63)                       59                   (4)
      Total Return Swap Contracts ...................            2,140                        --*               2,140
                                                               -------                 ---------              --------
                                                               $ 2,036                 $     148              $ 2,184
                                                               =======                 =========              ========
RiverPark Structural Alpha Fund
  Equity contracts (Equity Risk)
      Purchased Options .............................          $  (896)                $   1,169              $   273
      Written Options ...............................            1,297                       (67)               1,230
      Index Futures Contracts .......................             (638)                     (166)                (804)
                                                               --------                ----------             --------
                                                               $  (237)                $     936              $   699
                                                               ========                ==========             ========

RiverPark Strategic Income Fund
  Equity contracts (Equity & Credit Risk)
      Purchased Options .............................          $    --                 $      41              $    41
      Written Options ...............................              155                      (139)                  16
  Foreign exchange contracts (Currency Risk)
      Forward Foreign Currency Contracts ............             (229)                       75                 (154)
                                                               --------                ----------             --------
                                                               $   (74)                $     (23)             $   (97)
                                                               ========                ==========             ========

* As of September 30, 2015 and September 30, 2016, due to the nature of the monthly reset, the net unrealized on swap contracts was $-- for the RiverPark Long/Short Opportunity Fund.

--------------------------------------------------------------------------------
                                       53

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

4. Agreements

Investment Advisory Agreement -- RiverPark Advisors, LLC ("RiverPark") serves as the Funds' investment adviser (the "Adviser"). The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2017 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, not yet purchased, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, certain levels as set forth below.

The table below shows the rate of each Fund's investment advisory fee and the Adviser's contractual expense limitation for each Fund:

                                                  Advisory Fee
                                               Before Contractual     Expense Limitation    Expense Limitation    Expense Limitation
Fund                                             Fee Reduction      (Institutional Class)     (Retail Class)          (Class C)*
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund ...............          0.65%                   1.00%                 1.25%                2.00%
RiverPark/Wedgewood Fund ..................          0.65%                   1.00%                 1.25%                2.00%
RiverPark Short Term High Yield Fund ......          0.65%                   1.00%                 1.25%                 N/A
RiverPark Long/Short Opportunity Fund .....          1.50%                   1.85%                 2.00%                2.85%
RiverPark Structural Alpha Fun ............          1.40%                   1.75%                 2.00%                2.75%
RiverPark Strategic Income Fund ...........          0.65%                   1.00%                 1.25%                2.00%
RiverPark Focused Value Fund ..............          0.65%                   1.00%                 1.25%                2.00%

*    Class C Shares are not currently being offered for sale to investors.

The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the fees were waived or Fund expenses were absorbed, to be exceeded. This arrangement will remain in effect until January 31, 2017 unless the Board approves its modification or termination. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rates in the above table.

For the year ended September 30, 2016, the Adviser fee waiver analysis is as follows:

                                          Unexpired Fee       Fees Waived       Fees Recaptured   Fee Waivers Expired  Unexpired Fee
                                            Waivers at     for the Year Ended  for the Year Ended for the Year Ended    Waivers at
                                         September 30,       September 30,       September 30,       September 30,    September 30,
Fund                                          2015               2016                2016                 2016             2016
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund .............  $ 53,836           $     --            $ (53,836)          $      --         $      --
RiverPark Long/Short Opportunity Fund ...    14,744                 --              (14,744)                 --                --
RiverPark Structural Alpha Fund .........    95,635              2,418               (2,186)            (22,471)           73,396
RiverPark Focused Value Fund ............    27,020              9,111              (20,842)                 --            15,289

As of September 30, 2016, the Adviser may in the future seek reimbursement of previously waived fees for the Funds as follows:

FUND                                            EXPIRING 2017      EXPIRING 2018      EXPIRING 2019        TOTAL
-------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund                 $    49,797        $    21,181        $     2,418       $  73,396
RiverPark Focused Value Fund                             --              6,178              9,111          15,289

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/ Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Focused Value Fund. The Adviser has discretion to purchase and sell securities in accordance with these Funds' objectives, policies, and restrictions.



--------------------------------------------------------------------------------
                                       54

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


4. Agreements (continued)

RiverPark oversees the day-to-day portfolio management services provided by the following sub-advisers:

Fund                                                 Investment Sub-Adviser
--------------------------------------------------------------------------------
RiverPark/Wedgewood Fund                             Wedgewood Partners, Inc.
RiverPark Short Term High Yield Fund                 Cohanzick Management, LLC
RiverPark Strategic Income Fund                      Cohanzick Management, LLC

The discretion to purchase and sell securities in accordance with these Funds' objectives, policies, and restrictions has been delegated by the Adviser to Wedgewood Partners, Inc. ("Wedgewood") and Cohanzick Management, LLC with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners, and Wedgewood owns 2.5% of RiverPark's holding company. For its services as sub-adviser to the RiverPark/Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark's adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of RiverPark/Wedgewood Fund's average net assets in excess of $50,000,000.

Administrator, Custodian and Transfer Agent -- SEI Investments Global Funds Services (the "Administrator") serves as the Funds' administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and average daily net assets of the Fund. For the year ended September 30, 2016, the Funds were charged $1,936,582 for these services.

Brown Brothers Harriman & Co. (the "Custodian") serves as the Funds' custodian pursuant to a Custodian Agreement. DST Systems, Inc. (the Transfer Agent") serves as the Funds' transfer agent pursuant to an Agency Agreement.

Distribution Agreement -- SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the "Distributor") serves as the Funds' distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2016, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other -- Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and any staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust's Adviser, sub-advisers and service providers as required by SEC regulations.


--------------------------------------------------------------------------------
                                       55

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

5. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year ended September 30, 2016, were as follows:

                                                             Proceeds from Sales
Fund                                     Purchases (000)    and Maturities (000)
--------------------------------------------------------------------------------
RiverPark Large Growth Fund ............. $    23,659          $    39,469
RiverPark/Wedgewood Fund ................     418,099            1,096,995
RiverPark Short Term High Yield Fund ....   2,056,617              338,493
RiverPark Long/Short Opportunity Fund ...      41,084               45,253
RiverPark Structural Alpha Fund .........          --                   --
RiverPark Strategic Income Fund .........     492,019              384,726
RiverPark Focused Value Fund ............      11,312                9,659

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2016.

6. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly the following permanent differences are primarily attributable to basis adjustment on carryover securities, distribution reclassification, net operating losses, losses on paydowns, investments in swaps, currency transactions and REIT adjustments which have been classified to/from the following components of net assets (000):

                                                        Undistributed         Accumulated
                                                       Net Investment           Realized           Paid-in
Fund                                                    Income (Loss)         Gain (Loss)          Capital
---------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund .....................       $     24             $     (24)          $      --
RiverPark/Wedgewood Fund ........................            (10)                   10                  --
RiverPark Short Term High Yield Fund ............            212                  (212)                 --
RiverPark Long/Short Opportunity Fund ...........          4,068                (1,936)             (2,132)
RiverPark Structural Alpha Fund .................            280                  (280)                 --
RiverPark Strategic Income Fund .................          1,148                (1,148)                 --
RiverPark Focused Value Fund ....................              2                    (2)                 --

These reclassifications have no impact on net assets or net asset value per share.


--------------------------------------------------------------------------------
                                       56

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

6. Federal Tax Information (continued)

The tax character of dividends and distributions declared during the last two years ended September 30, 2016 was as follows (000):

                                           ORDINARY       LONG-TERM
FUND                                       INCOME         CAPITAL GAIN     TOTAL
--------------------------------------------------------------------------------
RiverPark Large Growth Fund
  2016 ................................  $      1          $ 1,340         1,341
  2015 ................................     1,093              769         1,862
RiverPark/Wedgewood Fund
  2016 ................................    11,249            78,730       89,979
  2015 ................................    32,481            55,333       87,814
RiverPark Short Term High Yield Fund
  2016 ................................    24,991               --        24,991
  2015 ................................    29,126               --        29,126
RiverPark Structural Alpha Fund
  2016 ................................        --              318           318
  2015 ................................        79              297           376
RiverPark Strategic Income Fund
  2016 ................................    33,527               --        33,527
  2015 ................................    36,809               --        36,809
RiverPark Focused Value Fund
  2016 ................................       275               --           275

There were no distributions declared during the last two years or periods ended September 30 in the RiverPark Long/ Short Opportunity Fund.

As of September 30, 2016, the components of distributable earnings/(accumulated losses) on a tax basis were as



                                           UNDISTRIBUTED UNDISTRIBUTED                              UNREALIZED
                                             ORDINARY     LONG-TERM    CAPITAL LOSS  POST-OCTOBER   APPRECIATION
                                              INCOME     CAPITAL GAIN  CARRYFORWARD    LOSSES      (DEPRECIATION)
                                           -----------------------------------------------------------------------
RiverPark Large Growth Fund ..............   $   235      $    --        $   (622)    $   (705)       $  11,466
RiverPark/Wedgewood Fund .................     1,404           --         (30,109)    (118,978)         270,259
RiverPark Short Term High Yield Fund .....        81           --         (11,203)      (8,099)            (543)
RiverPark Long/Short Opportunity Fund ....        --           --          (1,860)      (2,394)          14,646
RiverPark Structural Alpha Fund ..........        --          221              --           --                2
RiverPark Strategic Income Fund ..........        54           --         (12,819)     (27,420)         (15,670)
RiverPark Focused Value Fund .............       281           --            (252)        (246)          (7,584)

                                                                               TOTAL
                                                                           DISTRIBUTABLE
                                                OTHER                        EARNINGS
                                              TEMPORARY    CURRENT YEAR     (ACCUMULATED
                                             DIFFERENCES   LOSS DEFERRAL      LOSSES)
                                             -------------------------------------------
RiverPark Large Growth Fund ..............   $    --        $      --       $  10,374
RiverPark/Wedgewood Fund .................        --               --         122,576
RiverPark Short Term High Yield Fund .....        --               --         (19,764)
RiverPark Long/Short Opportunity Fund ....    (1,251)            (783)          8,358
RiverPark Structural Alpha Fund ..........        --             (228)             (5)
RiverPark Strategic Income Fund ..........       (23)               --        (55,878)
RiverPark Focused Value Fund .............        --               --          (7,801)

Post-October losses represent losses realized on investment transactions from November 1, 2015 through September 30, 2016, that, in accordance with Federal income tax regulations, the RiverPark Large Growth Fund, the RiverPark/ Wedgewood Fund, the RiverPark Short Term High Yield Fund, the RiverPark Long/Short Opportunity Fund, the RiverPark Strategic Income Fund and RiverPark Focused Value Fund elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through September 30, 2016 and specified losses realized on investment transactions from November 1, 2015 through September 30, 2016. The RiverPark Long/Short Opportunity Fund and the RiverPark Structural Alpha Fund elect to defer the late-year loss and to treat it as having arisen in the following fiscal year.



--------------------------------------------------------------------------------
                                       57

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

6. Federal Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards under the new provisions are as follows (000):

FUND                                              SHORT TERM LOSS        LONG TERM LOSS          TOTAL
-----------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund ................      $     451                $     171           $     622
RiverPark/Wedgewood Fund ...................      $   2,326                $  27,783           $  30,109
RiverPark Short Term High Yield Fund .......      $  10,598                $     605           $  11,203
RiverPark Long/Short Opportunity Fund ......      $   1,860                $      --           $   1,860
RiverPark Strategic Income Fund ............      $   5,481                $   7,338           $  12,819
RiverPark Focused Value Fund ...............      $     252                $      --           $     252

During the year ended September 30, 2016, the following Funds utilized capital loss carryforwards to offset capital gains as follows (000):

FUND                                              SHORT TERM LOSS        LONG TERM LOSS          TOTAL
-----------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund ......      $   3,524                 $     --           $   3,524

For federal income tax purposes, the cost of investments owned at September 30, 2016 and the net realized gains or losses on securities sold for the period could be different from amounts reported for financial reporting purposes, due to partnership basis adjustments and book versus tax adjustments such as wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds, excluding securities sold short, not yet purchased and purchased and written options, at September 30, 2016, were as follows (000):

                                                                     AGGREGATE             AGGREGATE
                                                                       GROSS                 GROSS              NET UNREALIZED
                                               FEDERAL TAX           UNREALIZED            UNREALIZED            APPRECIATION
FUND                                              COST              APPRECIATION          DEPRECIATION          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund ...............   $   52,753             $  14,303            $  (2,837)            $   11,466
RiverPark/Wedgewood Fund    1,186,150 .....    1,186,150               314,926              (44,667)               270,259
RiverPark Short Term High Yield Fund ......      857,425                 1,273               (1,816)                  (543)
RiverPark Long/Short Opportunity Fund .....       82,856                26,183               (6,726)                19,457
RiverPark Structural Alpha Fund ...........        9,391                     2                   --                      2
RiverPark Strategic Income Fund ...........      576,219                 5,273              (20,172)               (14,899)
RiverPark Focused Value Fund ..............       44,498                 1,964               (9,548)                (7,584)

Subsequent to September 30, 2016, excluding the distributions that went ex on September 30, 2016 and paid on October 3, 2016, the following Funds paid distributions:

FUND                                           EX DATE             RECORD DATE          PAYABLE DATE           RATE (PER SHARE)
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund
   Institutional Class Shares ..........  October 31, 2016       October 28, 2016     November 1, 2016              0.0292
   Retail Class Shares .................  October 31, 2016       October 28, 2016     November 1, 2016              0.0271
RiverPark Strategic Income Fund
   Institutional Class Shares ..........  October 31, 2016       October 28, 2016     November 1, 2016              0.0412
   Retail Class Shares .................  October 31, 2016       October 28, 2016     November 1, 2016              0.0392



--------------------------------------------------------------------------------
                                       58

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

7. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments that are or are rated below investment grade by Moody's Investors Service, Inc. and Standard & Poor's Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will recognize a loss. The risk on a standalone or unhedged short sale is unlimited because the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund's trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of




--------------------------------------------------------------------------------
                                       59

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


7. Risks (continued)

an outright long position), the option seller gives up (or will not participate
in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund's direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Swaps may also be subject to pricing or "basis" risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. As a registered investment company, the Fund must "set aside" liquid assets (often referred to as "asset segregation"), or engage in other approved measures to "cover" open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC's positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Furthermore, the swap counterparty's obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund settles swap agreements at least monthly.

A more complete description of risks is included in each Fund's prospectus and SAI.




--------------------------------------------------------------------------------
                                       60

Notes to Financial Statements                                          RIVERPARK
September 30, 2016                                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------


8. Other

As of September 30, 2016, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

RiverPark Large Growth Fund
     Institutional Class Shares ............................................ 89%
     Retail Class Shares ................................................... 89%
RiverPark/Wedgewood Fund
     Institutional Class Shares ............................................ 55%
     Retail Class Shares ................................................... 70%
RiverPark Short Term High Yield Fund
     Institutional Class Shares ............................................ 69%
     Retail Class Shares ................................................... 91%
RiverPark Long/Short Opportunity Fund
     Institutional Class Shares ............................................ 81%
     Retail Class Shares ................................................... 79%
RiverPark Structural Alpha Fund
     Institutional Class Shares ............................................ 57%
     Retail Class Shares ................................................... 88%
RiverPark Strategic Income Fund
     Institutional Class Shares ............................................ 70%
     Retail Class Shares ................................................... 92%
RiverPark Focused Value Fund
     Institutional Class Shares ............................................ 79%
     Retail Class Shares ................................................... 94%

(1) At September 30, 2016, Rainwater Charitable Foundation had control of 60.38% of the outstanding institutional class of shares of RiverPark Focused Value Fund.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

9. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.



--------------------------------------------------------------------------------
                                       61

Report of Independent Registered                                       RIVERPARK
Public Accounting Firm                                 [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
RiverPark Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedules of securities sold short, not yet purchased, schedules of open options purchased, schedule of open options written, list of open swap agreements, open futures contracts and list of open forward foreign currency contracts of RiverPark Funds Trust (the "Trust"), comprising RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund, RiverPark Strategic Income Fund, and RiverPark Focused Value Fund (the "Funds") as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the period then ended, and the financial highlights for each of the years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverPark Funds Trust as of September 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods indicated in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 23, 2016



--------------------------------------------------------------------------------
                                       62

                                                                       RIVERPARK
Trustees and Officers of the Trust (Unaudited)         [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2016.

                                                                   PRINCIPAL
NAME, ADDRESS,        POSITION(S) HELD WITH  TERM OF OFFICE AND    OCCUPATION(S) DURING     NUMBER OF PORTFOLIOS OTHER DIRECTORSHIPS
AND AGE               THE TRUST              LENGTH OF TIME SERVED PAST FIVE YEARS          IN FUND COMPLEX**    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard Browne,       Independent Trustee    Indefinite; since     President, Rector                  7                  None
156 West 56th Street,                        September 20, 2010    Management
17th Floor,                                                        Corporation (since
New York, NY 10019                                                 1986).
(56)
------------------------------------------------------------------------------------------------------------------------------------
Michael Cohen,        Independent Trustee    Indefinite; since     Managing Partner, Coda             7                  None
156 West 56th Street,                        September 20, 2010    Capital Partners (since
17th Floor,                                                        1999).
New York, NY 10019
(57)
------------------------------------------------------------------------------------------------------------------------------------
Ira Balsam,           Independent Trustee    Indefinite; since     Chief Financial Officer,           7                  None
156 West 56th Street,                        March 1, 2012         Avenue Capital
17th Floor,                                                        Management II, L.P.
New York,  NY 10019                                                (2/2002-12/31/2011)
(51)
------------------------------------------------------------------------------------------------------------------------------------
Morty Schaja*,        Interested Trustee,    Indefinite; since     Chief Executive Officer            7                  None
156 West 56th Street, President and Chairman June 22, 2010         and Managing Partner,
17th Floor,           of the Board                                 RiverPark Advisors,
New York, NY 10019                                                 LLC and RiverPark
(62)                                                               Capital Management
                                                                   LLC (since 2009); Chief
                                                                   Executive Officer and
                                                                   Managing Partner,
                                                                   RiverPark Capital LLC
                                                                   (since 2006); President
                                                                   and Chief Operating
                                                                   Officer.
------------------------------------------------------------------------------------------------------------------------------------
Mitch Rubin*,         Interested Trustee     Indefinite; since     Chief Investment Officer           7                  None
156 West 56th Street,                        September 20, 2010    and Managing Partner,
17th Floor,                                                        RiverPark Advisors,
New York, NY 10019                                                 LLC and RiverPark
(50)                                                               Capital Management
                                                                   LLC (since 2009); Chief
                                                                   Investment Officer
                                                                   and Managing Partner,
                                                                   RiverPark Capital LLC
                                                                   (2006 to 2008 and
                                                                   since 2009).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       63

TRUSTEES AND OFFICERS OF THE TRUST                    [LOGO OMITTED]   RIVERPARK
(Unaudited) (Continued)                                                FUNDS
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
NAME, ADDRESS,        POSITION(S) HELD WITH  TERM OF OFFICE AND    OCCUPATION(S) DURING     NUMBER OF PORTFOLIOS OTHER DIRECTORSHIPS
AND AGE               THE TRUST              LENGTH OF TIME SERVED PAST FIVE YEARS          IN FUND COMPLEX**    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Paul Genova,          Secretary              Since September 20,   Chief Financial Officer,           N/A                  N/A
156 West 56th Street,                        2010                  RiverPark Advisors,
17th Floor,                                                        LLC and RiverPark
New York, NY 10019                                                 Capital Management
(40)                                                               LLC (since 2009);
                                                                   Chief Financial Officer,
                                                                   RiverPark Capital LLC
                                                                   (since 2008); Controller.
------------------------------------------------------------------------------------------------------------------------------------
Matt Kelly,           Vice President         Since September 20,   Chief Marketing Officer            N/A                  N/A
156 West 56th Street,                        2010                  and Partner, RiverPark
17th Floor,                                                        Advisors, LLC and
 New York, NY 10019                                                RiverPark Capital
(46)                                                               Management LLC
                                                                   (since 2010).
------------------------------------------------------------------------------------------------------------------------------------
Stephen Connors,      Treasurer and Chief    Since 2016            Director, SEI                      N/A                  N/A
One Freedom Valley    Financial Officer                            Investments, Fund
Drive, Oaks, PA                                                    Accounting since
19456                                                              December 2014. Audit
(32)                                                               Manager, Deloitte &
                                                                   Touche LLP, from
                                                                   2011 to 2014. Audit
                                                                   Supervisor,
                                                                   BBD, LLP (formerly
                                                                   Briggs, Bunting &
                                                                   Dougherty,
                                                                   LLP), from 2007 to
                                                                   2011.
------------------------------------------------------------------------------------------------------------------------------------
 Stacey Gillespie,     Chief Compliance      Since November 2015   Managing Director,                 N/A                  N/A
 480 E. Swedesford     Officer                                     Cipperman
 Road, Suite 300                                                   Compliance Services;
 Wayne, Pa 19087                                                   Chief Compliance
 (42)                                                              Officer, Boenning &
                                                                   Scattergood, Inc (2007
                                                                   to 2015).
------------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who are "interested persons" of the Trust or Fund under the 1940 Act.
**   The Fund complex includes each series of the Trust




--------------------------------------------------------------------------------
                                       64

                                                                       RIVERPARK
Disclosure of Fund Expenses (Unaudited)                [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return--the account values shown may not apply to your specific investment.

                                                                                        Ending           Net          Expenses
                                                                    Beginning          Account        Annualized        Paid
                                                                   Account Value        Value          Expense         During
                                                                      4/1/16           9/30/16          Ratios        Period*
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund -- Institutional Class Shares
     Actual Fund Return                                             $ 1,000.00        $1,055.60          0.96%        $ 4.93
     Hypothetical 5% Return                                           1,000.00         1,020.20          0.96           4.85
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund -- Retail Class Shares
     Actual Fund Return                                               1,000.00         1,055.10          1.09           5.60
     Hypothetical 5% Return                                           1,000.00         1,019.55          1.09           5.50
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund -- Institutional Class Shares
     Actual Fund Return                                               1,000.00         1,010.20          0.84           4.22
     Hypothetical 5% Return                                           1,000.00         1,020.80          0.84           4.24
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund -- Retail Class Shares
     Actual Fund Return                                               1,000.00         1,009.70          1.02           5.12
     Hypothetical 5% Return                                           1,000.00         1,019.90          1.02           5.15
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund -- Institutional Class Shares
     Actual Fund Return                                               1,000.00         1,017.90          0.86           4.34
     Hypothetical 5% Return                                           1,000.00         1,020.70          0.86           4.34
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       65

                                                                       RIVERPARK
Disclosure of Fund Expenses (Unaudited)(Concluded)     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

                                                                                        Ending           Net          Expenses
                                                                    Beginning          Account        Annualized        Paid
                                                                   Account Value        Value          Expense         During
                                                                      4/1/16           9/30/16          Ratios        Period*
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund -- Retail Class Shares
     Actual Fund Return                                             $ 1,000.00       $ 1,017.70          1.05%        $ 5.30
     Hypothetical 5% Return                                           1,000.00         1,019.75          1.05           5.30
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund -- Institutional Class Shares
     Actual Fund Return                                               1,000.00         1,015.80          3.19+         16.08
     Hypothetical 5% Return                                           1,000.00         1,009.05          3.19          16.02
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund -- Retail Class Shares
     Actual Fund Return                                               1,000.00         1,014.90          3.36+         16.93
     Hypothetical 5% Return                                           1,000.00         1,008.20          3.36          16.87
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund -- Institutional Class Shares
     Actual Fund Return                                               1,000.00         1,014.00          1.75           8.81
     Hypothetical 5% Return                                           1,000.00         1,016.25          1.75           8.82
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund -- Retail Class Shares
     Actual Fund Return                                               1,000.00         1,014.10          2.00          10.07
     Hypothetical 5% Return                                           1,000.00         1,015.00          2.00          10.08
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund -- Institutional Class Shares
     Actual Fund Return                                               1,000.00         1,084.30          0.93++         4.85
     Hypothetical 5% Return                                           1,000.00         1,020.35          0.93           4.70
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund -- Retail Class Shares
     Actual Fund Return                                               1,000.00         1,083.10          1.27++         6.61
     Hypothetical 5% Return                                           1,000.00         1,018.65          1.27           6.41
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Focused Value Fund -- Institutional Class Shares
     Actual Fund Return                                               1,000.00         1,017.80          1.00           5.04
     Hypothetical 5% Return                                           1,000.00         1,020.00          1.00           5.05
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Focused Value Fund -- Retail Class Shares
     Actual Fund Return                                               1,000.00         1,016.50          1.25           6.30
     Hypothetical 5% Return                                           1,000.00         1,018.75          1.25           6.31
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
+ The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period. Annualized dividend expense and stock loan fees of average net assets totaled 1.43%. Had these expenses not been included the ratios would have been 1.76% and 1.93%, respectively.
++ The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period. Annualized dividend expense and stock loan fees of average net assets totaled 0.13%. Had these expenses not been included the ratios would have been 0.83% and 1.17%, respectively.


--------------------------------------------------------------------------------
                                       66

Approval of the Investment Advisory and Investment                     RIVERPARK
Sub-Advisory Agreements (Unaudited)                    [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

At the August 11, 2016 meeting of the Board of Trustees of the RiverPark Funds Trust, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had been previously provided to the Board, that described certain factors that the Board should consider with respect to the continuation of the advisory and sub-advisory agreements, including: (i) the nature, extent and quality of services to be provided by the investment adviser and the sub-advisers, as appropriate, (ii) the investment performance of the investment adviser and the sub-advisers, as appropriate, with respect to each Fund, (iii) the proposed fees and expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser's profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Board in making a determination, comparative data (particularly as to fees and expenses) to other mutual funds and peer groups was previously provided to the Board by the Adviser. A representative of the Adviser then addressed the Board and reviewed the Adviser's and sub-advisers' 15(c) responses to the 15(c) questionnaires previously provided to the Adviser and each sub-adviser by Fund Counsel on behalf of the Independent Trustees.

Executive Session of Independent Trustees

The Independent Trustees met with Fund counsel in executive session and considered, among other things, the Adviser's and each sub-adviser's responses to the 15(c) questionnaires provided to them by Fund counsel.

Riverpark Large Growth Fund, Riverpark Long/Short Opportunity Fund, Riverpark Structural Alpha Fund & Riverpark Focused Value Fund-- Adviser: Riverpark Advisors, Llc ("Riverpark")

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provides portfolio management services, trading, accounting, compliance and marketing services to each of the Funds within the Trust. They further noted that the Adviser directly advises the Large Growth Fund, the Long/Short Fund, the Structural Alpha Fund and the Focused Value Fund and oversees the management of the Wedgewood Fund, the Strategic Income Fund, and the High Yield Fund. The Board reviewed the background information on the key investment personnel responsible for servicing the Large Growth Fund, the Long/Short Fund, the Structural Alpha Fund and the Focused Value Fund. The Trustees recognized that the Adviser's team has largely worked together for 15-20 years and has extensive experience and expertise in managing mutual funds and managing the operations of mutual funds. The Trustees stated that they were satisfied with such personnel's experience in managing each of the Funds and implementing the Adviser's principal investment strategies. The Trustees discussed the Adviser's investment processes for each of the Funds it directly advises and reviewed the oversight and other investment management services provided to the Funds that use sub-advisers. The Trustees next reviewed the risks associated with the investment strategies followed by the Adviser and the sub-advisers when investing the assets for each of the Funds and the steps being taken by the Adviser to mitigate these risks. The Trustees recognized and were comfortable with the Adviser's or the sub-advisers' approach to mitigating investment risk by thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Trustees next discussed the Adviser's relationship with each of the two sub-advisers and were comfortable with the various steps taken when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from each sub-adviser regarding material compliance matters, description of the sub-adviser's written annual compliance review, material changes in each sub-adviser's investment management process, material changes to how brokers are selected and average commission rate as well as other additional information. The Trustees concluded that the Adviser should continue to provide a high level quality of service to each Fund for the benefit of each Fund's shareholders.

Performance. The Trustees reviewed the performance of each Fund and discussed the performance relative to its peer group, Morningstar category and benchmark. The Adviser then reviewed the past performance information provided in the 15(c) responses for each of the Funds and reminded the Trustees of the discussions earlier in the Meeting and at previous quarterly meetings regarding the performance of each Fund. The Trustees asked questions regarding the Adviser's outlook for each Fund and were satisfied with the Adviser's responses. The Trustees next discussed the



--------------------------------------------------------------------------------
                                       67

Approval of the Investment Advisory and Investment                     RIVERPARK
Sub-Advisory Agreements (Unaudited) (Continued)        [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

contributions of each of the two sub-advisers to the overall performance of their respective Fund and noted favorably the Adviser's ability to select and work with such high quality sub-advisers for the benefit of each Fund's shareholders. After further discussion, the Trustees concluded that each Fund's performance was reasonable.

Fees and Expenses. The Trustees discussed the advisory fees paid by each Fund and reviewed the comparative data provided by the Adviser for each Fund. The Trustees agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. After discussion the Trustees, concluded that the advisory fee charged by each Fund was reasonable and within the range of fees charged by other comparable Funds.

Economies of Scale. The Trustees considered the economies of scale and noted that the Adviser agreed with the Board that they should consider breakpoints when asset levels for a Fund reach specific levels. After discussion, the Board agreed that based on the current size of each Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as the Funds' size increases.

Profitability. The Trustees reviewed the Adviser's financial statements. The Trustees recognized that the Adviser was generally profitable for the year ended December 31, 2015. The Adviser expressed to the Trustees that the Wedgewood Fund has had a significant reduction of assets over the past year but that the Trustees should not be concerned as the Fund is still viable. The Trustees recognized that the Long/Short Fund and the Strategic Income Fund are also at asset levels where they are profitable to the Adviser and the Large Growth Fund is above the breakeven level of assets. The Adviser expressed to the Trustees that the Structural Alpha Fund and the Focused Value Fund are currently below the breakeven point for the Adviser. After a brief discussion, the Trustees concluded that the Adviser's profitability on a Fund by Fund basis was not excessive with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders of each Fund.

Riverpark Short Term High Yield Fund & Riverpark Strategic Income Fund --Sub-Adviser: Cohanzick Management, Llc ("Cohanzick")

Nature, Extent and Quality of Service. The Trustees noted that Cohanzick provides high quality day to day investment advisory services to the High Yield Fund and the Strategic Income Fund. The Trustees recognized that Cohanzick's investment approach is bottom up and credit specific. Cohanzick provides specific services that include but are limited to buy decisions, sell decisions, credit selection, credit review and analysis, and portfolio construction. The Trustees recognized that Cohanzick's advised assets and assets under management are approximately $1.6 billion as of May 31, 2016 and continue to grow. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the High Yield Fund and the Strategic Income Fund and were comfortable with their credentials. The Trustees discussed Cohanzick's role and investment approach as a sub-adviser to the High Yield Fund and the Strategic Income Fund. The Trustees noted that for the High Yield Fund Cohanzick focuses on principal preservation with income for an effective short term holding period of three years or less. For the Strategic Income Fund, Cohanzick seeks high current income and capital appreciation consistent with preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, and income producing equities. The Trustees discussed that they were comfortable with the strategies for each of the Funds and concluded that Cohanzick will continue to deliver high quality service to the Funds and the Adviser for the benefit of each Fund's shareholders.

Performance.

High Yield Fund -- The Trustees reviewed the High Yield Fund's performance noting that Cohanzick advises the Fund's assets on a daily basis, and the Adviser provides significant oversight of Cohanzick and the Fund. The Trustees recognized that since inception on September 30, 2010 through June 30, 2016, the High Yield Fund's net annualized returns were 3.33% for Institutional Shares and 3.03% for the Retail Shares. The Trustees discussed the Fund's Morningstar ranking and noted the Fund is a 2-star fund as of the quarter ended June 30, 2016. The Trustees further



--------------------------------------------------------------------------------
                                       68

Approval of the Investment Advisory and Investment                     RIVERPARK
Sub-Advisory Agreements (Unaudited) (Continued)        [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

noted that year to date as of June 30, 2016, the High Yield Fund performed marginally below the BofA Merrill Lynch 1-3 Year U.S. Corporate Index and the Fund's total returns year to date were slightly less than its peer group. The Trustees concluded that Cohanzick should be retained for the benefit of the High Yield Fund and its shareholders.

Strategic Income Fund -- The Trustees reviewed the Strategic Income Fund's performance noting that Cohanzick advises the Fund's assets on a daily basis, and the Adviser provides significant oversight of Cohanzick and the Fund. The Trustees noted that since its inception on September 30, 2013 through June 30, 2016, the Strategic Income Fund's net annualized returns were 2.75% on Institutional Shares and 2.46% on Retail Shares. The Trustees recognized that since the Fund's inception on September 30, 2013 the Fund has underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and has performed in line as compared to its peer group. The Trustees concluded that Cohanzick should be retained for the benefit of the Strategic Income Fund and its shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid by the Adviser to Cohanzick and the services provided to each Fund by Cohanzick. The Trustees recognized they the sub-advisory fees were on the higher side compared to each Fund's peer group but recognized that there were other sub-advisory fees that were still significantly higher. After discussion, the Trustees concluded that each sub-advisory fee was reasonable with respect to the High Yield Fund and the Strategic Income Fund, respectively.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of each Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable but that this should be reviewed again next year.

Profitability. The Trustees reviewed Cohanzick's financial statements. The Board recognized that Cohanzick was generally profitable for the year ended December 31, 2015. The Board noted that the High Yield Fund had attracted considerable assets over the last two years and had become a profitable fund for Cohanzick to sub-advise. The Trustees also recognized that Cohanzick realized a modest profit in connection with its relationship with the Strategic Income Fund. After a discussion, the Trustees concluded that Cohanzick's profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the sub-advisory agreement is in the best interests of the shareholders of the High Yield Fund and the Strategic Income Fund.

Riverpark/Wedgewood Fund -- Sub-Adviser: Wedgewood Partners ("Wedgewood")

Nature, Extent and Quality of Service. The Trustees noted that Wedgewood offers the Wedgewood Fund based on Wedgewood's twenty plus year investment philosophy and process that has helped them to outperform the Russell 1000 Growth Index in 16 out of the previous 23 years. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Fund and were comfortable with their credentials. The Trustees recognized that Wedgewood's investment philosophy is instilled with significant, structural advantages relative to more common active Large Cap Growth managers. The Trustees discussed Wedgewood's investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies; invested at compelling valuations as well as prudently diversified, as to minimize like or competitive business models that will serve a focused investor well in both favorable and difficult market environments. The Trustees expressed that they are comfortable with Wedgewood's investment approach and recognized that Wedgwood's philosophy and process yields a distinct and sustainable investment edge by producing a portfolio of high-quality holdings that are routinely overweight relative to performance benchmark weightings. The Trustees also recognized that Wedgewood has over a twenty year history of conducting in-house, proprietary research that utilizes independent research services, company filings, quarterly transcripts, trade publications, sell-side research and communication with management. The Trustees discussed that they were comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood will continue to deliver high quality service to the Fund for the benefit of the shareholders and the Adviser.



--------------------------------------------------------------------------------
                                       69

Approval of the Investment Advisory and Investment                     RIVERPARK
Sub-Advisory Agreements (Unaudited) (Concluded)        [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

Performance. The Trustees considered the investment performance for Wedgewood. The Trustees recognized that 2015 was not a positive performance year for the Wedgewood Fund but believes that Fund will demonstrate improved performance in 2016. The Trustees agreed that the sub-adviser is performing as expected and is contributing to the overall returns of the Wedgewood Fund. They concluded that the performance was reasonable.

Fees and Expenses. The Trustees discussed Wedgewood's sub-advisory fee. They noted that the fee was in line with other investment advisory contracts Wedgewood has with its other clients. The Trustees recognized that the fee is also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was reasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it is likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable and that this should be reviewed again next year.

Profitability. The Trustees reviewed Wedgewood's financial statements. The Trustees recognized that Wedgewood's sub-advisory fee is profitable to Wedgewood, is incremental to its overall profitability and does not add materially to its expenses or overhead in any meaningful way nor necessary to maintain Wedgewood's financial viability. After a brief discussion, the Trustees concluded that Wedgewood's profitability was not excessive.

Conclusion. Having requested and received such information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the sub-advisory agreement is in the best interests of the shareholders of the Wedgewood Fund.



--------------------------------------------------------------------------------
                                       70

                                                                       RIVERPARK
Notice to Shareholders (Unaudited)                     [LOGO OMITTED]  FUNDS
--------------------------------------------------------------------------------

For shareholders that do not have a September 30, 2016 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2016, the Funds are designating the following items with regard to distributions paid during the year.

                                           LONG TERM CAPITAL      ORDINARY INCOME                            QUALIFYING
                                          GAINS DISTRIBUTIONS     DISTRIBUTIONS     TOTAL DISTRIBUTIONS      DIVIDENDS(1)
                                          -------------------- ---------------- -------------------- ------------------------
RiverPark Large Growth Fund .............          100%                  0%             100%                   100%
RiverPark/Wedgewood Fund ................           88%                 12%             100%                   100%
RiverPark Short Term High Yield Fund ....            0%                100%             100%                     0%
RiverPark Structural Alpha Fund .........          100%                  0%             100%                     0%
RiverPark Strategic Income Fund .........            0%                100%             100%                     0%
RiverPark Focused Value Fund ............            0%                100%             100%                   100%

                                              QUALIFYING         U.S. GOVERNMENT      QUALIFIED        QUALIFIED SHORT-TERM
                                          DIVIDEND INCOME(2)       INTEREST(3)     INTEREST INCOME(4)    CAPITAL GAIN(5)
                                     -------------------- ---------------- -------------------- ------------------------
RiverPark Large Growth Fund .............          100%                  0%               0%                     0%
RiverPark/Wedgewood Fund ................          100%                  0%               0%                     0%
RiverPark Short Term High Yield Fund ....            0%                  0%              98%                     0%
RiverPark Structural Alpha Fund .........            0%                  0%               0%                     0%
RiverPark Strategic Income Fund .........            0%                  0%              73%                     0%
RiverPark Focused Value Fund ............          100%                  0%               1%                   100%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.



--------------------------------------------------------------------------------
                                       71

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                               INVESTMENT ADVISER
                            RiverPark Advisors, LLC
                        156 West 56th Street, 17th Floor
                            New York, New York 10019

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                                 PRIME BROKERS:
                              Goldman Sachs & Co.
                           200 West Street, 3rd Floor
                               New York, NY 10282

                            Interactive Brokers LLC
                            209 South LaSalle Street
                                   Suite 1000
                               Chicago, IL 60604

                                 TRANSFER AGENT
                               DST Systems, Inc.
                        333 West 11th Street, 5th Floor
                          Kansas City, Missouri 64105

                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Cohen & Company, Ltd.
                          1350 Euclid Ave., Suite 800
                             Cleveland, Ohio 44115

                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  FUND COUNSEL
                                 Blank Rome LLP
                              405 Lexington Avenue
                         New York, New York 10174-0208

             This information must be preceded or accompanied by a
                       current prospectus for the Trust.

                                                                 RPF-AR-001-0600

Item 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant's principal executive officer and principal financial officer, was in effect during the entire period covered by this report.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Michael Cohen, member of the registrant's Audit Committee, is an "audit committee financial expert" and is "independent" as that term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to registrant for the fiscal years ended September 30, 2016 and September 30, 2015 for professional services rendered by registrant's principal accountant were as follows:

--------------------------------------------------------------------------------
                                        2016           2015
--------------------------------------------------------------------------------
     (a)    Audit Fees                $104,000        $97,000
--------------------------------------------------------------------------------
     (b)    Audit-Related Fees        $     --        $    --
--------------------------------------------------------------------------------
     (c)    Tax Fees                  $ 24,000        $20,000
--------------------------------------------------------------------------------
     (d)    All Other Fees            $  3,385        $ 9,600
--------------------------------------------------------------------------------

Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2016 and September 30, 2015, All Other Fees relate to the review of the March 31, 2016 and March 31, 2015 Semi-Annual Reports.

(e)(1) The registrant's Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which requires the registrant's Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant's investment adviser, if the services relate directly to the registrant's operations and financial reporting.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed by registrant's principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant's investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by registrant's principal accountant to either registrant's investment adviser or to any entity controlling, controlled by, or under common control with registrant's investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant's board of trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               RiverPark Funds Trust


By (Signature and Title)*                  /s/ Morty Schaja
                                           ----------------------------
                                           Morty Schaja
                                           President

Date: December 8, 2016





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Morty Schaja
                                           ----------------------------
                                           Morty Schaja
                                           President


Date: December 8, 2016


By (Signature and Title)*                  /s/ Stephen P. Connors
                                           -------------------------------------
                                           Stephen P. Connors
                                           Chief Financial Officer and Treasurer

Date: December 8, 2016

* Print the name and title of each signing officer under his or her signature.